                                                                    Exhibit 25.1

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                    -------------


                                      FORM T - 1

                               STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                       CORPORATION DESIGNATED TO ACT AS TRUSTEE

                Check if an application to determine eligibility of a
                      Trustee pursuant to Section 305(b)(2)_____

                          ---------------------------------

                             NORWEST BANK COLORADO, N.A.
                 (Exact name of trustee as specified in its charter)


         NOT APPLICABLE                             84-0187632
    (Jurisdiction of incorporation or               ----------------------
     Organization if not a U.S. national            (I.R.S. Employer
     bank)                                           Identification No.)


    1740 BROADWAY
    DENVER, COLORADO                                80274-8693
    (Address of principal executive office)         (Zip Code)


                             NORWEST BANK COLORADO, N.A.
                          ATTN:  CORPORATE TRUST DEPARTMENT
                                    1740 BROADWAY
                                DENVER, CO  80274-8693
                                     303-863-6247
              (Name, address and telephone number of agent for service)

                                  -----------------


                                NORDSTROM CREDIT, INC.
                (Exact name of obligor as specified in its charter)


    COLORADO                                        91-1181301
    (State or other jurisdiction of                 (I.R.S. Employer
     incorporation or organization)                  Identification
                                                     No.)

    13531 EAST CALEY AVENUE
    ENGLEWOOD, CO                                   80211
    (Address of principal executive office)         (Zip Code)

                                  ------------------

ITEM 1.   GENERAL INFORMATION

          Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

          NAME                                              ADDRESS
          ----                                              -------
          Comptroller of the Currency                  Washington, D.C.
          Federal Reserve Bank of Denver               Denver, Colorado
          Federal Deposit Insurance Corporation        Dallas, Texas
          National Bank Examiners - Western District   Denver, Colorado

          (b)  Whether it is authorized to exercise corporate trust powers.

                    Yes.

ITEM 2.   AFFILIATIONS WITH OBLIGOR.

          If the Obligor is an affiliate of the trustee, describe such affiliation.

                    None.

ITEM 3.   VOTING SECURITIES OF THE TRUSTEE.

          (a) Furnish the following information as to each class of voting securities of the trustee.

                    As of  April  22, 1997
                           ----------------
                           (within 31 days)

          COL. A                             COL. B
          ------                             ------
          TITLE OF CLASS                     AMOUNT OUTSTANDING
          --------------                     ------------------

                    Not Applicable


ITEM 4.   TRUSTEESHIPS UNDER OTHER INDENTURES.

          If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

          (a) Title of the securities outstanding under each such other indenture.

               NORDSTROM CREDIT, INC. MEDIUM TERM NOTES, SERIES A NORDSTROM CREDIT, INC. MEDIUM TERM NOTES, SERIES B NORDSTROM CREDIT, INC. MEDIUM TERM NOTES, SERIES C NORDSTROM CREDIT, INC. MEDIUM TERM NOTES, SERIES D NORDSTROM CREDIT, INC. 6.70% NOTES, DUE JULY 1, 2005

          (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indentures, including a statement as to how the indenture securities will rank as compared with the securities under such other indentures.

                    Not applicable, none of the bond issues are in default.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

          If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

                    Not applicable.

ITEM 6.   VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
          OFFICIALS.

          Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor:

                    As of  April 22, 1997
                          -------------------
                            (within 31 days)

       COL. A             COL. B            COL. C             COL. D
------------------    ---------------    --------------  ----------------------
                                                         Percentage of Voting
                                                         Securities Represented
                                         Amount Owned    by Amount Given
   Name Of Owner      Title Of Class     Beneficially    In Col. C
------------------    ---------------    --------------  ----------------------

                    None

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE UNDERWRITERS OR THEIR OFFICIALS.

          Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter:

                    As of  April 22, 1997
                          -------------------
                             (within 31 days)

       COL. A             COL. B            COL. C             COL. D
------------------    ---------------    --------------  ----------------------
                                                         Percentage of Voting
                                                         Securities Represented
                                         Amount Owned    by Amount Given
   Name Of Owner      Title Of Class     Beneficially    In Col. C
------------------    ---------------    --------------  ----------------------

                    None

ITEM 8.   SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

          Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:

                    As of   April 22, 1997
                          -------------------
                             (within 31 days)

     COL. A            COL. B            COL. C                   COL. D
---------------   ----------------   ----------------------  -------------------
                  Whether the        Amount Owned             Percentage of
                  Securities are     Beneficially or          Class
                  Voting or          Held as Collateral       Represented by
Title of          Nonvoting          Security for             Amount Given
Class             Securities         Obligations in Default   in Col. C
---------------   ----------------   ----------------------  -------------------

                    None.

ITEM 9.   SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

          If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter, any of which are so owned or held by the trustee:

                    As of   April 22, 1997
                          -------------------
                             (within 31 days)

   COL. A           COL. B         COL. C                   COL. D
-------------   -------------   ----------------------   -------------------
                                Amount Owned
Name of                         Beneficially or Held     Percentage of Class
Issuer and                      as Collateral Security   Securities Represented
Title of        Amount          for Obligations in       by Amount Given
Class           Outstanding     Default by Trustee       in Col. C
-------------   -------------   ----------------------   -------------------

               None

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

          If the trustee owns beneficially or holds as collateral security for obligations in default any voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:

                    As of   April 22, 1997
                          -------------------
                             (within 31 days)

   COL. A           COL. B         COL. C                   COL. D
-------------   -------------   ----------------------   -------------------
                                Amount Owned
                                Beneficially or Held     Percentage of Class
Name of Issuer                  as Collateral Security   Securities Represented
and Title       Amount          for Obligations in       by Amount Given
Of Class        Outstanding     Default by Trustee       in Col. C
-------------   -------------   ----------------------   -------------------

               None

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

          If the Trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person, any of which are so owned or held by the trustee:

                    As of   April 22, l997
                          -------------------
                             (within 31 days)

   COL. A           COL. B         COL. C                   COL. D
-------------   -------------   ----------------------   -------------------
                                Amount Owned
                                Beneficially or Held     Percentage of Class
Name of                         as Collateral Security   Securities Represented
Issuer and      Amount          for Obligations in       by Amount Given
Title of Class  Outstanding     Default by Trustee       in Col. C
-------------   -------------   ----------------------   -------------------

                    None

ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

          Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:

             Col. A                       Col. B               Col. C
          --------------             ----------------       --------------

          Nature of Indebtedness     Amount Outstanding     Date Due
          ----------------------     ------------------     ----------------

               None.

ITEM 13.  DEFAULTS BY THE OBLIGOR.

          (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

                    None.

          (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series. identify the indenture or series affected, and explain the nature of any such default.

                    None.

ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.

          If any underwriter is an affiliate of the trustee, describe each such affiliation.

                    Not applicable.

ITEM 15.  FOREIGN TRUSTEE.

          Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

                    Not applicable.

ITEM 16.  LIST OF EXHIBITS.

          List below all exhibits filed as a part of this statement of eligibility.

          1. A copy of the articles of association of the trustee as now in effect.

          2. A copy of the authorization of the trustee to exercise corporate trust powers.

          3. A copy of the existing bylaws of the trustee, or instruments corresponding thereto.

          4. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                                      SIGNATURE



          Pursuant to the requirements of the Trustee Indenture Act of 1939 the trustee, Norwest Bank Colorado, N.A., organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City and County of Denver, and State of Colorado on the 22nd day of April, 1997.


                                   NORWEST BANK COLORADO, N.A.



                                   By:/s/ A. Lenore Martinez
                                      ----------------------
                                      A. Lenore Martinez
                                      Senior Vice President

                                  CONSENT OF TRUSTEE



Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the issue of NORDSTROM CREDIT, INC. MEDIUM TERM NOTES, SERIES A; NORDSTROM CREDIT, INC. MEDIUM TERM NOTES, SERIES B; NORDSTROM CREDIT, INC. MEDIUM TERM NOTES, SERIES C; NORDSTROM CREDIT, INC. MEDIUM TERM NOTES, SERIES D; NORDSTROM CREDIT, INC. 6.70% NOTES, DUE JULY 1, 2005 we hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.


                         NORWEST BANK COLORADO, N.A.


                                   By:/s/ A. Lenore Martinez
                                      ----------------------
                                      A. Lenore Martinez
                                      Senior Vice President



Dated:  April 22, 1997.

                                    EXHIBIT 1


                             ARTICLES OF ASSOCIATION
                                       OF
                   NORWEST BANK COLORADO, NATIONAL ASSOCIATION


     FIRST.    The title of this Association shall be Norwest Bank Colorado,
National Association; the Association in conjunction with its said legal name may also use Norwest Bank Colorado, N.A.

     SECOND. The main office of this Association shall be in the City of Denver, County of Denver, State of Colorado. The general business of the Association shall be conducted at its main office and its branches, if any.

     THIRD. The Board of Directors of this Association shall consist of not less than five nor more than twenty-five persons, the exact number to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof.

     Each director, during the full term of his or her directorship, shall own a minimum of $1,000 par value of stock of this Association or an equivalent interest, as determined by the Comptroller of the Currency, in any company which has control over this Association within the meaning of Section 2 of the Bank Holding Company Act of 1956.

     The Board of Directors, by the vote of a majority of the full Board, may, between annual meetings of the shareholders, fill vacancies created by the death, incapacity or resignation of any director and by the vote of a majority of the full Board may also, between annual meetings of shareholders, increase the membership of the Board by not more than four members and by like vote appoint qualified persons to fill the vacancies created thereby; provided, however, that at no time shall there be more than twenty-five directors of this Association; and provided further, however, that not more than two members may be added to the Board of Directors in the event that the total number of directors last elected by shareholders was fifteen or less.

     FOURTH. The annual meeting of the shareholders for the election of directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office, or such other place as the Board of Director may designate, on the day of each year specified therefor in the Bylaws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

     FIFTH. The amount of capital stock of this Association shall be One Hundred Million Dollars ($100,000,000), divided into 1,000,000 shares of common stock of the par value of One Hundred Dollars ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the law of the United States.

     No holder of shares of the capital stock of any class of this Association shall have any preemptive or preferential right of subscription to any shares of any class of stock of this Association, whether now or hereafter authorized, or to any obligations convertible into stock of this Association, issued or sold nor any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, may from time to time determine and at such price as the Board of Directors may from time to time fix.

     The Association, at any time and from time to time, may authorize and issue debt obligations, whether or nor subordinated, without the approval of the shareholders.

     SIXTH. The Board of Directors shall appoint one of its members President of this Association, who shall act as Chairman of the Board, unless the Board appoints another director to act as Chairman. In the event the Board of Directors shall appoint a President and a Chairman, the Board shall designate which person shall act as the chief executive officer of this Association. The Board of Directors shall have the power to appoint one or more Vice Presidents and to appoint a Cashier and such other officers and employees as may be required to transact the business of this Association.

     The Board of Directors shall have the power to define the duties of the officers and employees of this Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof, to regulate the manner in which the increase of the capital of this Association shall be made; to manage and administer the business and affairs of this Association; to make all Bylaws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform.

     SEVENTH. The Board of Directors shall have power to change the location of the main office to any other place within the limits of the City of Denver, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of this Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

     EIGHTH. The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

     NINTH. The Board of Directors, the Chairman, the President, or any one or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his or her address as shown upon the books of this Association. Any action required or permitted to be taken at an annual or special meeting of the shareholders of the Association may be taken without prior written notice and without any meeting if such action is taken by written action, containing a waiver of notice, signed by all of the shareholders entitled to vote on that action.

     TENTH.  To the extent permitted by applicable law and regulation:

     (a) ELIMINATION OF CERTAIN LIABILITY OF DIRECTORS. A director of the Association shall not be personally liable to the Association or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Association or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     (b)(1) RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Association or is or was serving at the request of the Association as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action or inaction in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Association to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Association to provide broader indemnification rights than said law permitted the Association to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement except to the extent prohibited by CFR 7.5217(b)) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the Association shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Association. The right to indemnification conferred in this paragraph (b) shall be a contract right and shall include the right to be paid by the Association the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director of officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Association of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director of officer is not entitled to be indemnified under this paragraph (b) or otherwise. The Association may, by action of its Board of Directors, provide indemnification to employees and agents of the Association with the same scope and effect as the foregoing indemnification of directors and officers.

        (2) NON-EXCLUSIVITY OF RIGHTS. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this paragraph (b) shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Association, by-law, agreement, vote of shareholders or disinterested directors or otherwise.

        (3) INSURANCE. Except to the extent prohibited by 12 CFR 7.5217(d), the Association may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Association or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Association would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

     ELEVENTH. These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of holders of such greater amount.

[Logo]

_______________________________________________________________________________

    COMPTROLLER OF THE CURRENCY
    ADMINISTRATOR OF NATIONAL BANKS
_______________________________________________________________________________

    Washington, D.C. 20219



                      CERTIFICATION OF FIDUCIARY POWERS
                      ---------------------------------


     I, Dean E. Miller, Deputy Comptroller for Trust and Securities, do hereby certify that the records in this Office evidence that the United Bank of Denver National Association, Denver, Colorado, was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 USC 92a. I further certify that the authority so granted remains in full force and effect.


                            IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused the seal of Office of the Comptroller of the Currency to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia this second day of October, 1984.


   [Seal]                                  /s/ Dean E. Miller
                                               Dean E. Miller
                                             Deputy Comptroller
                                          for Trust and Securities

                            The foregoing is a true and complete copy of a document which is in our files.

                                          United Bank of Denver N.A.

                                          By: /s/ A. Lenore Martinez
                                             ________________________

[Logo]

_______________________________________________________________________________

    COMPTROLLER OF THE CURRENCY
    ADMINISTRATOR OF NATIONAL BANKS
_______________________________________________________________________________

    Washington, D.C. 20219

                                      CERTIFICATE
                                      -----------

I, Stephen R. Steinbrink, Acting Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2. Effective April 27, 1992 the titles of the attached Thirty Seven National Banking Associations, located in the State of Colorado were changed as shown on the attached Exhibit A.


                            IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this 14th day of May, 1992.
[Seal]


                            /s/ Stephen R. Steinbrink
                            ---------------------------------------------------
                            Acting Comptroller of the Currency


I hereby certify that this
is a True and Correct
copy of the foregoing
instrument which is still
in full force and effect.

     Norwest Bank Denver, N.A.

     By: /s/ A. Lenore Martinez
        -----------------------


Name Prior to April 27, 1992                              Charter #   Legal Name Effective April 27, 1992
----------------------------                              ---------   -----------------------------------
Bank of Academy Place National Association                  17891     Norwest Bank Academy Place, National Association
Bank of Arapahoe National Association                       17017     Norwest Bank Arapahoe, National Association
Bank of Arvada National Association                         16747     Norwest Bank Arvada, National Association
Bank of Aurora National Association                         21822     Norwest Bank Aurora, National Association
Bank of Aurora-City Center National Association             18034     Norwest Bank Aurora-City Center, National Association
Bank of Aurora-South National Association                   21824     Norwest Bank Aurora-South, National Association
Bank of Bear Valley National Association                    15332     Norwest Bank Bear Valley, National Association
Bank of Boulder National Association                        2355      Norwest Bank Boulder, National Association
Bank of Brighton National Association                       21831     Norwest Bank Brighton, National Association
Bank of Broomfield National Association                     21825     Norwest Bank Broomfield, National Association
Bank of Buckingham Square National Association              16244     Norwest Bank Buckingham Square, National Association
Bank of Cherry Creek National Association                   17361     Norwest Bank Cherry Creek, National Association
Bank of Colorado Springs National Association               8572      Norwest Bank Colorado Springs, National Association
Bank of Colorado Springs-East National Association          15378     Norwest Bank Colorado Springs-East, National Association
Bank of Delta National Association                          15321     Norwest Bank Delta, National Association
Bank of Denver National Association                         3269      Norwest Bank Denver, National Association
Bank of Durango National Association                        18761     Norwest Bank Durango, National Association
Bank of Fort Collins National Association                   7837      Norwest Bank Fort Collins, National Association
Bank of Fort Collins-South National Association             16909     Norwest Bank Fort Collins-South, National Association
Bank of Garden of the Gods National Association             18762     Norwest Bank Garden of the Gods, National Association
Bank of Grand Junction National Association                 15317     Norwest Bank Grand Junction, National Association
Bank of Grand Junction-Downtown National Association        18749     Norwest Bank Grand Junction-Downtown, National Association
Bank of Greeley National Association                        3148      Norwest Bank Greeley, National Association
Bank of Highlands Ranch National Association                17887     Norwest Bank Highlands Ranch, National Association
Bank of Lakewood National Association                       15079     Norwest Bank Lakewood, National Association
Bank of LaSalle National Association                        15275     Norwest Bank LaSalle, National Association
Bank of Littleton National Association                      21829     Norwest Bank Littleton, National Association
Bank of Longmont National Association                       17481     Norwest Bank Longmont, National Association
Bank of Monaco National Association                         16475     Norwest Bank Monaco, National Association
Bank of Montrose National Association                       4007      Norwest Bank Montrose, National Association
Bank of Northglenn National Association                     15203     Norwest Bank Northglenn, National Association
Bank of Pueblo National Association                         21776     Norwest Bank Pueblo, National Association
Bank of Southglenn National Association                     15433     Norwest Bank Southglenn, National Association
Bank of Southwest Plaza National Association                17088     Norwest Bank Southwest Plaza, National Association
Bank of Steamboat Springs National Association              14400     Norwest Bank Steamboat Springs, National Association
Bank of Sterling National Association                       21827     Norwest Bank Sterling, National Association
Bank of Sunset Park National Association                    15003     Norwest Bank Sunset Park, National Association


[Logo]

_______________________________________________________________________________

    COMPTROLLER AT THE CURRENCY
    ADMINISTRATOR OF NATIONAL BANKS
_______________________________________________________________________________
    Midwestern District Office
    2345 Grand Avenue, Suite 700
    Kansas City, Missouri 64108                   I hereby certify that this
                                                  is a True and Correct
                                                  copy of the foregoing
    January 3, 1994                               instrument which is still
                                                  in force and effect.
                                                    NORWEST BANK COLORADO, N.A.
    Mr. Terence W. Chase
    Manager, External Reporting                   By: /s/ (Signature Illegible)
    Norwest Corporation                           ----------------------------
    Sixth and Marquette
    Minneapolis, Minnesota 55479

    Dear Mr. Chase:

    This letter is the official certification of the Office of the Comptroller of the Currency (OCC) to consolidate Norwest Bank Arapahoe, National Association, Englewood, CO (Charter No. 17017); Norwest Bank Arvada, National Association, Arvada, CO (Charter No. 16747); Norwest Bank Aurora, National Association, Aurora, CO (Charter No. 21822); Norwest Bank Aurora-City Center, National Association, Aurora, CO (Charter No. 18034); Norwest Bank Aurora-South, National Association, Aurora, CO (Charter No. 21824); Norwest Bank Bear Valley, National Association, Denver, CO (Charter No. 15332); Norwest Bank Broomfield, National Association, Broomfield, CO (Charter No. 21825); Norwest Bank Buckingham Square, National Association, Aurora, CO (Charter No. 16244); Norwest Bank Cherry Creek, National Association, Denver, CO (Charter No. 17361); Norwest Bank Highlands Ranch, National Association, Highlands Ranch, CO (Charter No. 17887); Norwest Bank Lakewood, National Association, Lakewood, CO (Charter No. 15079); Norwest Bank Littleton, National Association, Littleton, CO (Charter No. 21829); Norwest Bank Monaco, National Association, Denver, CO (Charter No. 16475); Norwest Bank Northglenn, National Association, Northglenn, CO (Charter No. 15203); Norwest Bank Southglenn, National Association, Littleton, CO (Charter No. 15433); Norwest Bank Southwest Plaza, National Association, Littleton, CO (Charter No. 17088) into Norwest Bank Denver, National Association, Denver, CO, effective January 1, 1994. The resulting bank title is "Norwest Bank Colorado, National Association" and the Charter Number is 3269.

    This letter is also the official OCC certification for Norwest Bank Colorado, National Association to increase its common stock to $50,000,000 as of January 1, 1994.

    Sincerely,



    /s/ Ellen Tanner Shepherd
    -------------------------
    Ellen Tanner Shepherd
    Corporate Manager


                                                          [Seal]

                                                                                                     Exhibit 3

                   NORWEST BANK COLORADO, NATIONAL ASSOCIATION

                                     BY-LAWS                I hereby certify that this is a
                                                            True and Correct copy of the
                                                            foregoing instrument which is still
                                                            in force and effect.
                                    ARTICLE I                  NORWEST BANK COLORADO, N.A.

                                                               By: /s/ (Signature Illegible)
                                                               -----------------------------
                                                               AUG 03 1995
                             MEETING OF SHAREHOLDERS


     SECTION 1.1 ANNUAL MEETING. The regular annual meeting of the shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting shall be held on the third Thursday of January of each year at such time and place as the Board of Directors may designate. If for any cause the annual meeting of shareholders for the election of directors is not held on the date fixed in this by-law, such meeting may be held on some other day, notice thereof having been given in accordance with the requirements of Section 5149, United States Revised Statutes, and the meeting conducted according to the provisions of these by-laws.

     SECTION 1.2 SPECIAL MEETINGS. Except as otherwise specifically provided by statute, special meetings of shareholders may be called for any purpose at any time by the Board of Directors, by the Chief Executive Officer, by the President, or by any one or more shareholders owning in the aggregate not less than 25 percent of the then outstanding shares, as provided in Article Ninth of the Articles of Association.

     SECTION 1.3 NOTICE OF MEETINGS. A notice of each annual or special shareholders' meeting, setting forth the time, place, and purpose of the meeting, shall be given, by first-class mail, postage prepaid, to each shareholder of record at least ten days prior to the date on which such meeting is to be held; but any failure to mail such notice of any annual meeting, or any irregularity therein, shall not affect the validity of such annual meeting or of any of the proceedings thereat. Notwithstanding anything in these by-laws to the contrary, a valid shareholders' meeting may be held without notice whenever notice thereof shall be waived in writing by all shareholders, or whenever all shareholders shall be present or represented at the meeting.

     SECTION 1.4 QUORUM. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business, and may transact any business except such as may, under the provisions of law, the Articles of Association, or these by-laws, require the vote of holders of a greater number of shares. If, however, such majority shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until such time as the Board of Directors may determine.

     SECTION 1.5 PROXIES AND VOTING RIGHTS. At each meeting of the shareholders each shareholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing subscribed by such shareholder, which proxy shall be valid for that meeting or any adjournments thereof, shall be dated, and shall be filed with the records of the meeting. No officer or employee of this Association may act as proxy. Each shareholder shall have one vote for each share of stock having voting power which is registered in his name on the books of the Association. Voting for the election of directors and voting upon any other matter which may be brought before any shareholders' meeting may, but need not, be by ballot, unless voting by ballot be requested by a shareholder present at the meeting.

     SECTION 1.6 PROCEEDINGS AND RECORD. The Chairman of the Board shall preside at all meetings of the shareholders or, in case of his absence or inability to act, the President or, in case of the absence or inability to act of both of them, any Executive Vice President may preside at any such meeting. The presiding officer shall appoint a person to act as secretary of each shareholders' meeting; provided, however, that the shareholders may appoint some other person to preside at their meetings or to act as secretary thereof. A record of all business transacted shall be made of each shareholders' meeting showing, among other things, the names of the shareholders present and the number of shares of stock held by each, the names of the shareholders represented by proxy and the number of shares held by each, the names of the proxies, the number of shares voted on each motion or resolution and the number of shares voted for each candidate for director.
This record shall be entered in the minute book of the Association and shall be subscribed by the secretary of the meeting.

                                   ARTICLE II

                                    DIRECTORS

     SECTION 2.1 BOARD OF DIRECTORS. The Board of Directors (hereinafter referred to as the "Board") shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by the Board.

     SECTION 2.2 NUMBER AND QUALIFICATIONS. The Board shall consist of not less than five nor more than twenty-five persons, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of the shareholders at any meeting thereof, provided, however, that a majority of the full Board may not increase the number of directors to a number which (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

     Each director shall, during the full term of his directorship, be a citizen of the United States, and at least two-thirds of the directors shall have resided in the State of Colorado, or within one hundred miles of the location of the office of the Association, for at least one year immediately preceding their election, and shall be residents of such state or within a one-hundred-mile territory of the location of the Association during their continuance in office. Each director, during the full term of his directorship, shall own a minimum of $1,000 par value of stock of this Association or an equivalent interest, as determined by the Comptroller of the Currency, in any company which has control over this Association within the meaning of Section 2 of the Bank Holding Company Act of 1956, as amended.

     SECTION 2.3 ORGANIZATION MEETING. A meeting of the newly elected Board shall be held at the main office of this Association, without notice, immediately following the adjournment of the annual meeting of the shareholders, or at such other time and at such other place to which said meeting may be adjourned. No business shall be transacted at any such meeting until a majority of the directors elected shall have taken an oath of office as prescribed by law, and no director elected shall participate in the business transacted at any such meeting of the Board until he shall have taken said oath. If at any such meeting there is not a quorum of the directors present who shall have taken the oath of office, the members present may adjourn the meeting from time to time until a quorum is secured. At such meeting of the newly elected Board, if a quorum is present, the directors may elect officers for the ensuing year and transact any and all business which may be brought before them.

     SECTION 2.4 REGULAR MEETINGS. The regular meetings of the Board shall be held, without notice other than by this by-law, on the third Thursday of every other month, at such time and place as the Board may designate. If the day fixed for a regular meeting falls upon a bank or legal holiday, the meeting shall be held on the next succeeding banking business day or on such other date specified by the Board, in which case notice shall be given to each director as provided in Section 2.6.

     SECTION 2.5 SPECIAL MEETINGS. Special meetings of the Board may be called by the Chairman of the Board, the President, or the Secretary, and shall be called at the request of one-third or more of the directors.

     SECTION 2.6 NOTICE OF MEETINGS. Each member of the Board shall be given not less than one day's notice by telephone, telegram, letter, or in person, stating the time and place of any regular or special meeting; such notice may, but need not, state the purpose of said meeting. Notwithstanding anything in these by-laws to the contrary, a valid directors' meeting may be held without notice whenever notice thereof shall be waived in writing by all of the directors, or whenever all of the directors are present at the meeting.

     SECTION 2.7 QUORUM AND VOTING. A majority of the directors shall constitute a quorum at all directors' meetings. Except where the vote of a greater number of directors is required by the Articles of Association, these by-laws or under provisions of law, the vote of a majority of the directors at a meeting at which a quorum is present shall be sufficient to transact business.

     SECTION 2.8 PROCEEDINGS AND RECORD. The Chairman of the Board, if such officer shall have been designated by the Board, shall preside at all meetings thereof, and in his absence or inability to act (or if there shall be no Chairman of the Board) the President, and in his absence or inability to act, any other director appointed chairman of the meeting pro tempore, shall preside at meetings of the directors. The Secretary, any Assistant Secretary, or any other person appointed by the Board, shall act as secretary of the Board and shall keep accurate minutes of all meetings.

     SECTION 2.9 VACANCIES. Any vacancy in the Board may be filled by appointment at any regular or special meeting of the Board by the remaining directors in accordance with the laws of the United States, and any director so appointed shall hold his place until the next election.

                                  ARTICLE III

                            COMMITTEES OF THE BOARD

     SECTION 3.1 EXECUTIVE COMMITTEE. The Board may appoint annually or more often an Executive Committee consisting of three or more directors. In the event an Executive Committee is appointed, the Executive Committee shall have the power to approve, review, and delegate authority to make loans and otherwise extend credit and to purchase and sell bills, notes, bonds, debentures and other legal investments and to establish and review general loan and investment policies. In addition, when the Board is not in session, the Executive Committee shall have the power to exercise all powers of the Board, except those that cannot legally be delegated by the Board. The Executive Committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board at which a quorum is present.

     SECTION 3.2 TRUST COMMITTEES. The Board shall appoint a Trust Audit Committee, whose members shall be directors of the Association who have no direct or indirect responsibility for the trust function. This Committee shall, at least once during each calendar year and within fifteen months of the last such audit, make suitable audits of the Trust Department or cause suitable audits to be made by auditors responsible only to the Board and at such time shall ascertain and report to the Board whether said Department has been administered in accordance with applicable laws and regulations and sound fiduciary principles. Every report to the Board under this section, together with the action taken thereon, shall be noted in the minutes of the Board. The Board shall from time to time appoint such other committees of such membership and with such powers and duties as it is required to appoint under the provisions of Regulation 9 issued by the Comptroller of the Currency relating to the trust powers of national banks, or any amendments thereto, and may appoint such other committees of such membership and with such powers and duties as the Board may provide and as are permitted by said Regulation 9, or any amendments thereto.

     SECTION 3.3 OTHER COMMITTEES. The Board, by a majority vote of the whole Board, may create from its own members or (to the extent permitted by applicable statutes, laws and regulations) from its own members and/or officers or employees of the Association such other committees as it may from time to time deem necessary, and may designate the name and term of existence and prescribe the duties thereof.

     SECTION 3.4 PROCEEDINGS AND RECORD. Each committee appointed by the Board may hold regular meetings at such time or times as may be fixed by the Board or by the committee itself. Special meetings of any committee may be called by the chairman or vice chairman or any two members thereof. The Board may, at the time of the appointment of any committee, designate alternate or advisory members, designate its chairman, vice chairman, and secretary, or any one or more thereof, and the committee itself may appoint such of said officers as have not been so designated by the Board if they deem such appointment necessary or advisable. The secretary may but need not be a member of the committee. The Board may at any time prescribe or change the number of members whose presence is required to constitute a quorum at any or all meetings of a committee. The quorum so prescribed need not be a majority of the members of the committee. If no quorum is prescribed by the Board, the presence of a majority of the members of the committee shall be required to constitute a quorum. Each committee shall keep such records of its meetings and proceedings as may be required by law or applicable regulations and may keep such additional records of its meetings and proceedings as it deems necessary or advisable, and each committee may make such rules of procedure for the conduct of its own meetings and the method of discharge of its duties as it deems advisable. Each committee appointed by the Board may appoint subcommittees composed of its own members or other persons and may rely on information furnished to it by such subcommittees or by statistical or other fact-finding departments or employees of this Association, provided that final action shall be taken in each case by the committee.


                                         ARTICLE IV

                                    OFFICERS AND EMPLOYEES

     SECTION 4.1 APPOINTMENT OF OFFICERS. The Board shall appoint a President, one or more Executive Vice Presidents, one or more office Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, and a Secretary, and may appoint a Chairman of the Board and such other officers as from time to time may appear to the Board to be required or desirable to transact the business of the Association. Only directors shall be eligible for appointment as President or Chairman of the Board. If a director other than the President is appointed Chairman of the Board, the Board shall designate either of these two officers as the chief executive officer of this Association.

The chief executive officer may appoint other officers below the rank of Vice President by filing a written notice of such officer appointments with the Secretary.

     SECTION 4.2 TENURE OF OFFICE. Officers shall hold their respective offices for the current year for which they are appointed unless they resign, become disqualified or are removed. Any officer appointed by the Board may be removed at any time by the affirmative vote of a majority of the full Board or in accordance with authority granted by the Board. During the year between its organization meetings, the Board may appoint additional officers and shall promptly fill any vacancy occurring in any office required to be filled.

     SECTION 4.3 CHIEF EXECUTIVE OFFICER. The chief executive officer shall supervise the carrying out of policies adopted or approved by the Board, shall have general executive powers as well as the specific powers conferred by these by-laws, and shall also have and may exercise such further powers and duties as from time to time may be conferred upon or assigned to him by the Board.

     SECTION 4.4 SECRETARY OR ASSISTANT SECRETARY. The Secretary or any Assistant Secretary shall attend to the giving of all notices required by these by-laws to be given; shall be custodian of the corporate seal, records, documents and papers of the Association; shall provide for the keeping of proper records of all transactions of the Association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the Office of Secretary, or imposed by these by-laws; and shall also perform such other duties as may be assigned from time to time by the Board.

     SECTION 4.5 GENERAL AUTHORITY AND DUTIES. Officers shall have the general powers and duties customarily vested in the office of such officers of a corporation and shall also exercise such powers and perform such duties as may be prescribed by the Articles of Association, by these by-laws, or by the laws or regulations governing the conduct of the business of national banking associations, and shall exercise such other powers and perform such other duties not inconsistent with the Articles of Association, these by-laws or laws or regulations as may be conferred upon or assigned to them by the Board or the chief executive officer.

     SECTION 4.6 EMPLOYEES AND AGENTS. Subject to the authority of the Board, the chief executive officer, or any other officer of the Association authorized by him, may appoint or dismiss all or any employees and agents and prescribe their duties and the conditions of their employment, and from time to time fix their compensation.

     SECTION 4.7 BONDS OF OFFICERS AND EMPLOYEES. The officers and employees of this Association shall give bond with security to be approved by the Board in such penal sum as the Board shall require, conditioned for the faithful and honest discharge of their respective duties and for the faithful application and accounting of all monies, funds and other property which may come into their possession or may be entrusted to their care or placed in their hands. In the discretion of the Board in lieu of having individual bonds for each officer and employee, there may be substituted for the bonds provided for herein a blanket bond covering all officers and employees providing coverage in such amounts and containing such conditions and stipulations as shall be approved by the chief executive officer of this Association but subject to the supervision and control of the Board.


                                    ARTICLE V

                           STOCK AND STOCK CERTIFICATES

     SECTION 5.1 TRANSFERS. Shares of stock shall be transferable only on the books of the Association upon surrender of the certificate for cancellation, and a transfer book shall be kept in which all transfers of stock shall be recorded.

     SECTION 5.2 STOCK CERTIFICATES. Certificates of stock shall be signed by the chief executive officer, the President, or any Executive Vice President and the Secretary, or any Assistant Secretary, or any other officer appointed by the Board for that purpose, and shall be sealed with the corporate seal. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed, and shall meet the requirements of Section 5139, United States Revised Statutes, as amended.

     SECTION 5.3 DIVIDENDS. Transfers of stock shall be suspended preparatory to the declaration of dividends and, unless an agreement to the contrary shall be expressed in the assignments, dividends shall be paid to the shareholders in whose name the stock shall stand at the time of the declaration of the dividends or on such record date as may be fixed by the Board.

     SECTION 5.4 LOST CERTIFICATES. In the event of loss or destruction of a certificate of stock, a new certificate may be issued in its place upon proof of such loss or destruction and upon receipt of an acceptable bond or agreement of indemnity as maybe required by the Board.


                                    ARTICLE VI

                                  CORPORATE SEAL

     SECTION 6.1 FORM. The corporate seal of the Association shall have inscribed thereon the name of the Association.

     SECTION 6.2 AUTHORITY TO IMPRESS. The chief executive officer, the President, the Secretary, any Assistant Secretary, or other officer designated by the Board, shall have authority to impress or affix the corporate seal to any document requiring such seal, and to attest the same.

                                   ARTICLE VII

                             MISCELLANEOUS PROVISIONS

     SECTION 7.1 BANKING HOURS. The days and hours during which this Association shall be open for business shall be fixed from time to time by the Board, the chief executive officer, or the President, consistent with national and state laws governing banking and business transactions.

     SECTION 7.2 EXECUTION OF WRITTEN INSTRUMENTS. All instruments, documents, or agreements relating to or affecting the property or business and affairs of this Association, or of this Association when acting in any representative or fiduciary capacity, shall be executed, acknowledged, verified, delivered or accepted in behalf of this Association by the chief executive officer, the President, any Executive Vice President, any office President, any Senior Vice President, any Vice President, the Secretary, any Assistant Vice President, any Assistant Secretary, or by such other officer, officers, employees, or designated signers as the Board may from time to time direct.

     SECTION 7.3 RECORDS. The Articles of Association, these by-laws, and any amendments thereto, and the proceedings of all regular and special meetings of the directors and of the shareholders shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the person appointed to act as secretary of the meeting.

     SECTION 7.4 FISCAL YEAR. The fiscal year of the Association shall be the calendar year.


                                    ARTICLE VIII

                                      BY-LAWS

     SECTION 8.1 INSPECTION. A copy of these by-laws, with all amendments thereto, shall at all times be kept in a convenient place at the main office of the Association, and shall be open for inspection to all shareholders during banking hours.

     SECTION 8.2 AMENDMENTS. These by-laws may be changed or amended at any regular or special meeting of the Board by a vote of a majority of the full Board or at any regular or special meeting of shareholders by the vote of the holders of a majority of the stock issued and outstanding and entitled to vote thereat.

                      NORWEST BANK COLORADO, NATIONAL ASSOCIATION

                    MARCH 16, 1995 MEETING OF THE BOARD OF DIRECTORS

                         ACTION: APPROVE AMENDMENT TO BYLAWS


                                     ARTICLE II

                                     DIRECTORS

     SECTION 2.10 MEETINGS BY TELEPHONE. Unless otherwise provided by the articles of association, one or more members of the board of directors may participate in a meeting of the board by teleconference or by similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

     SECTION 2.11 ACTION WITHOUT A MEETING. Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors. Such consent (which may be signed in counterparts) shall have the same force and effect as a unanimous vote of the directors and may be stated as such in any document. Unless the consent specifies a different effective date, action taken herein is effective when all directors have signed the consent. All consents signed pursuant to this Section 2.11 shall be delivered to the secretary of the bank for inclusion in the minutes or for filing with the bank records.

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036

                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052

                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081

FEDERAL FINANCIAL               Expires March 31, 1999
INSTITUTIONS EXAMINATION
COUNCIL
--------------------------------------------------------------------------------

[LOGO]                          Please refer to page i,                      /1/
                                Table of Contents, for
                                the required disclosure
                                of estimated burden.

--------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031
                                                      (961231)
REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 1996   ------------
                                                     (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks);
and 12 U.S.C. Section 161 (National banks).

--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I,-------------------------------------------------------------
  Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Dennis D. Erickson
---------------------------------------------------------------
Signature of Officer Authorized to Sign Report

                           1-21-97
---------------------------------------------------------------
Date of Signature

-------------------------------------------------------------------------------
FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the
SPECIAL RETURN ADDRESS ENVELOPE PROVIDED. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127
Espey Court, Suite 204, Crofton, MD 21114.
-------------------------------------------------------------------------------

FDIC Certificate Number  | | | | | |
                         -----------
                         (RCRI 9080)

This report form is to be filed by banks with branches and
consolidated subsidiaries in U.S. territories and possessions,
Edge or Agreement subsidiaries, foreign branches, consoli-
dated foreign subsidiaries, or International Banking Facilities.
--------------------------------------------------------------------------------

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.
NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ David E. Bailey
---------------------------------------------------------------

Director (Trustee)

/s/ [illegible]
---------------------------------------------------------------
Director (Trustee)

/s/ Linda J. Petty
---------------------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------

NATIONAL BANKS: Return the original only in the SPECIAL RETURN ADDRESS ENVELOPE PROVIDED. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court,
Suite 204, Crofton, MD 21114.

--------------------------------------------------------------------------------

CALL NO. 198       31       12-31-96

STBK: 08-0510 00017 STCERT: 08-03011

NORWEST BANK COLORADO, NATIONAL ASSO
1740 BROADWAY, M.S. 8729
DENVER, CO   80274



Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                       FFIEC 031
                                                                             /2/

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES
--------------------------------------------------------------------------------

TABLE OF CONTENTS

SIGNATURE PAGE                                             Cover

REPORT OF INCOME

Schedule RI--Income Statement  . . . . . . . . . . . .  RI-1, 2, 3

Schedule RI-A--Changes in Equity Capital . . . . . . . . . .  RI-4

Schedule RI-B--Charge-offs and Recoveries and
  Changes in Allowance for Loan and Lease
  Losses . . . . . . . . . . . . . . . . . . . . . . . .   RI-4, 5

Schedule RI-C--Applicable Income Taxes by
  Taxing Authority . . . . . . . . . . . . . . . . . . . . .  RI-5

Schedule RI-D--Income from
  International Operations . . . . . . . . . . . . . . . . .  RI-6

Schedule RI-E--Explanations . . . . . . . . . . . . . . .  RI-7, 8






DISCLOSURE OF ESTIMATED BURDEN

The estimated average burden associated with this information collection is
32.2 hours per respondent and is estimated to vary from 15 to 230 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

SECRETARY
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

LEGISLATIVE AND REGULATORY ANALYSIS DIVISION
Office of the Comptroller of the Currency
Washington, D.C. 20219

ASSISTANT EXECUTIVE SECRETARY
Federal Deposit Insurance Corporation
Washington, D.C. 20429

--------------------------------------------------------------------------------

REPORT OF CONDITION

Schedule RC--Balance Sheet . . . . . . . . . . . . . . . . . . . RC-1, 2

Schedule RC-A--Cash and Balances Due
  From Depository Institutions  . . . . . . . . . . . . . . . . . . RC-3

Schedule RC-B--Securities  . . . . . . . . . . . . . . . . .  RC-3, 4, 5

Schedule RC-C--Loans and Lease Financing
  Receivables:
  Part I, Loans and Leases  . . . . . . . . . . . . . . . . . .  RC-6, 7
  Part II, Loans to Small Businesses and
     Small Farms (included in the forms for
     June 30 only)  . . . . . . . . . . . . . . . . . . . . .  RC-7a, 7b

Schedule RC-D--Trading Assets and Liabilities
  (to be completed only by selected banks)  . . . . . . . . . . . . RC-8

Schedule RC-E--Deposit Liabilities . . . . . . . . . . . .  RC-9, 10, 11

Schedule RC-F--Other Assets . . . . . . . . . . . . . . . . . . .  RC-11

Schedule RC-G--Other Liabilities. . . . . . . . . . . . . . . . .  RC-11

Schedule RC-H--Selected Balance Sheet Items
  for Domestic Offices . . . . . . . . . . . . . . . . . . . . . . RC-12

Schedule RC-I--Selected Assets and Liabilities
  of IBFs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . RC-13

Schedule RC-K--Quarterly Averages . . . . . . . . . . . . . . . .  RC-13

Schedule RC-L--Off-Balance Sheet
  Items  . . . . . . . . . . . . . . . . . . . . . . . . . RC-14, 15, 16

Schedule RC-M--Memoranda  . . . . . . . . . . . . . . . . . .  RC-17, 18

Schedule RC-N--Past Due and Nonaccrual
  Loans, Leases, and Other Assets  . . . . . . . . . . . . . . RC-19, 20

Schedule RC-O--Other Data for Deposit
  Insurance Assessments  . . . . . . . . . . . . . . . . . . . RC-21, 22

Schedule RC-R--Regulatory Capital . . . . . . . . . . . . . .  RC-23, 24

Optional Narrative Statement Concerning
  the Amounts Reported in the Reports
  of Condition and Income  . . . . . . . . . . . . . . . . . . . . RC-25

Special Report (to be completed by all banks)

Schedule RC-J--Repricing Opportunities (sent only to and to be completed only by saving banks)



For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Legal Title of Bank:  Norwest Bank Colorado, N.A.
Address:              1740 Broadway
City, State  Zip:     Denver, CO  80274-8604
FDIC Certificate No.: |0|3|0|1|1|

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1996 - DECEMBER 31, 1996

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

SCHEDULE RI--INCOME STATEMENT

                                                                                                       ----------
                                                                                                       |  I480  |
                                                                                            ---------------------
                                                                DOLLAR AMOUNTS IN THOUSANDS | RIAD BIL MIL THOU |
-----------------------------------------------------------------------------------------------------------------
1. Interest income:                                                                         | ///////////////// |
   a. Interest and fee income on loans:                                                     | ///////////////// |
      (1) In domestic offices:                                                              | ///////////////// |
          (a) Loans secured by real estate................................................. | 4011      120,996 | 1.a. (1)(a)
          (b) Loans to depository institutions............................................. | 4019        8,479 | 1.a. (1)(b)
          (c) Loans to finance agricultural production and other loans to farmers.......... | 4024        7,915 | 1.a. (1)(c)
          (d) Commercial and industrial loans.............................................. | 4012       77,275 | 1.a. (1)(d)
          (e) Acceptances of other banks................................................... | 4026           36 | 1.a. (1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:  | ///////////////// |
              (1) Credit cards and related plans........................................... | 4054       11,192 | 1.a. (1)(f)(1)
              (2) Other.................................................................... | 4055       68,113 | 1.a. (1)(f)(2)
          (g) Loans to foreign governments and official institutions....................... | 4056            2 | 1.a. (1)(g)
          (h) Obligations (other than securities and leases) of states and political        | ///////////////// |
              subdivisions in the U.S.:                                                     | ///////////////// |
              (1) Taxable obligations...................................................... | 4503            0 | 1.a. (1)(h)(1)
              (2) Tax-exempt obligations................................................... | 4504        1,238 | 1.a. (1)(h)(2)
          (i) All other loans in domestic offices.......................................... | 4058           65 | 1.a. (1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs.................... | 4059            0 | 1.a. (2)
   b. Income from lease financing receivables:                                              | ///////////////// |
      (1) Taxable leases................................................................... | 4505           39 | 1.b. (1)
      (2) Tax-exempt leases................................................................ | 4307            0 | 1.b. (2)
   c. Interest income on balances due from depository institutions: (1)                     | ///////////////// |
      (1) In domestic offices.............................................................. | 4105           13 | 1.c. (1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs.................... | 4106            0 | 1.c. (2)
   d. Interest and dividend income on securities:                                           | ///////////////// |
      (1) U.S. Treasury securities and U.S. Government agency and corporation obligations.. | 4027      188,396 | 1.d. (1)
      (2) Securities issued by states and political subdivisions in the U.S.:               | ///////////////// |
          (a) Taxable securities........................................................... | 4506          251 | 1.d. (2)(a)
          (b) Tax-exempt securities........................................................ | 4507        2,647 | 1.d. (2)(b)
      (3) Other domestic debt securities................................................... | 3657          711 | 1.d. (3)
      (4) Foreign debt securities.......................................................... | 3658            0 | 1.d. (4)
      (5) Equity securities (including investments in mutual funds)........................ | 3659          553 | 1.d. (5)
   e. Interest income from trading assets.................................................. | 4069            0 | 1.e.
                                                                                            ---------------------

------------------
(1) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:  Norwest Bank Colorado, N.A.
Address:              1740 Broadway
City, State  Zip:     Denver, CO  80274-8604
FDIC Certificate No.: |0|3|0|1|1|
SCHEDULE RI--CONTINUED


                                                                                             ----------------
                                                             DOLLAR AMOUNTS IN THOUSANDS     | YEAR-TO-DATE |
-------------------------------------------------------------------------------------------------------------
1. Interest income (continued)                                                          | RIAD Bil Mil Thou |
   f. Interest income on federal funds sold and securities purchased under agreements   | ///////////////// |
      to resell in domestic offices of the bank and of its Edge and Agreement           | ///////////////// |
      subsidiaries, and in IBFs ....................................................... | 4020       17,342 |  1.f.
   g. Total interest income (sum of items 1.a through 1.f) ............................ | 4107      505,263 |  1.g.
2. Interest expense:                                                                    | ///////////////// |
   a. Interest on deposits:                                                             | ///////////////// |
      (1) Interest on deposits in domestic offices:                                     | ///////////////// |
          (a) Transaction accounts (NOW accounts, ATS accounts, and telephone and       | ///////////////// |
              preauthorized transfer accounts) ........................................ | 4508       16,426 |  2.a.(1)(a)
          (b) Nontransaction accounts:                                                  | ///////////////// |
              (1) Money market deposit accounts (MMDAs) ............................... | 4509       39,044 |  2.a.(1)(b)(1)
              (2) Other savings deposits .............................................. | 4511       26,254 |  2.a.(1)(b)(2)
              (3) Time certificates of deposit of $100,000 or more .................... | 4174       15,319 |  2.a.(1)(b)(3)
              (4) All other time deposits ............................................. | 4512       58,784 |  2.a.(1)(b)(4)
      (2) Interest on deposits in foreign offices, Edge and Agreement subsidiaries,     | ///////////////// |
          and IBFs .................................................................... | 4172        3,769 |  2.a.(2)
   b. Expense of federal funds purchased and securities sold under                      | ///////////////// |
      agreements to repurchase in domestic offices of the bank and of its               | ///////////////// |
      Edge and Agreement subsidiaries, and in IBFs .................................... | 4180        5,723 |  2.b.
   c. Interest on demand notes issued to the U.S. Treasury, trading liabilities,        | ///////////////// |
      and other borrowed money ........................................................ | 4185            0 |  2.c.
   d. Interest on mortgage indebtedness and obligations under capitalized leases ...... | 4072          122 |  2.d.
   e. Interest on subordinated notes and debentures ................................... | 4200          687 |  2.e.
   f. Total interest expense (sum of items 2.a through 2.e) ........................... | 4073      166,128 |  2.f.
                                                                                        | ///////////////// |------------------
3. Net interest income (item 1.g minus 2.f) ........................................... | ///////////////// |RIAD 4074|339,135| 3.
                                                                                        | ///////////////// |------------------
4. Provisions:                                                                          | ///////////////// |------------------
   a. Provision for loan and lease losses ............................................. | ///////////////// |RIAD 4230|  8,946|4.a.
   b. Provision for allocated transfer risk ........................................... | ///////////////// |RIAD 4243|      0|4.b.
                                                                                        | ///////////////// |------------------
5. Noninterest income:                                                                  | ///////////////// |
   a. Income from fiduciary activities ................................................ | 4070       29,116 |  5.a.
   b. Service charges on deposit accounts in domestic offices ......................... | 4080       55,743 |  5.b.
   c. Trading revenue (must equal Schedule RI, sum of Memorandum items                  | ///////////////// |
      8.a through 8.d) ................................................................ | A220            1 |  5.c.
   d. Other foreign transaction gains (losses) ........................................ | 4076          281 |  5.d.
   e. Not applicable                                                                    | ///////////////// |
   f. Other noninterest income:                                                         | ///////////////// |
      (1) Other fee income ............................................................ | 5407       28,672 |  5.f.(1)
      (2) All other noninterest income* ............................................... | 5408        9,569 |  5.f.(2)
                                                                                        | ///////////////// |------------------
   g. Total noninterest income (sum of items 5.a through 5.f) ......................... | ///////////////// |RIAD 4079|123,382|5.g.
6. a. Realized gains (losses) on held-to-maturity securities .......................... | ///////////////// |RIAD 3521|   (10)|6.a.
   b. Realized gains (losses) on available-for-sale securities ........................ | ///////////////// |RIAD 3196| 11,887|6.b.
                                                                                        | ///////////////// |------------------
7. Noninterest expense:                                                                 | ///////////////// |
   a. Salaries and employee benefits .................................................. | 4135      131,069 |  7.a.
   b. Expenses of premises and fixed assets (net of rental income)                      | ///////////////// |
      (excluding salaries and employee benefits and mortgage interest) ................ | 4217       49,541 |  7.b.
   c. Other noninterest expenses* ..................................................... | 4092      150,114 |  7.c.
                                                                                        | ///////////////// |------------------
   d. Total noninterest expense (sum of items 7.a through 7.c) ........................ | ///////////////// |RIAD 4093|330,924|7.d.
                                                                                        | ///////////////// |------------------
8. Income (loss) before income taxes and extraordinary items and other                  | ///////////////// |------------------
   adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d) .......... | ///////////////// |RIAD 4301|134,524|8.
9. Applicable income taxes (on item 8) ................................................ | ///////////////// |RIAD 4302| 46,715|9.
                                                                                        | ///////////////// |------------------
10.Income (loss) before extraordinary items and other adjustments (item 8 minus 9) .... | ///////////////// |RIAD 4300| 87,809|10.
                                                                                        ---------------------------------------

--------------
*Describe on Schedule RI-R--Explanations.

Legal Title of Bank:    Norwest Bank Colorado, N.A.
Address:                1740 Broadway
City, State    Zip:     Denver, CO  80274-8604
FDIC Certificate No.:   |0|3|0|1|1|
                        -----------

                                Call Date:  12/31/96  ST-BK:  08-0510  FFIEC 031
                                                                       Page RI-3


SCHEDULE RI -- CONTINUED




                                                                                     --------------
                                                                                       Year-to-date
                                                                               ----  --------------
                                              Dollar Amounts in Thousands       RIAD  Bil  Mil  Thou
----------------------------------------------------------------------------------------------------
11.  Extraordinary items and other adjustments:                                 ////////////////////
    a.  Extraordinary items and other adjustments, gross of income taxes*. .   4310               0   11.a.
    b.  Applicable income taxes (on item 11.a)*. . . . . . . . . . . . . . .   4315               0   11.b.
    c.  Extraordinary items and other adjustments, net of income taxes         ////////////////////   -------------------------
        (item 11.a minus 11.b) . . . . . . . . . . . . . . . . . . . . . . .   ////////////////////   RIAD 4320       0   11.c.
12.  Net income (loss) (sum of items 10 and 11.c). . . . . . . . . . . . . .   ////////////////////   RIAD 4340  87,809   12.
                                                                               ------------------------------------------------


                                                                                                                   ----
                                                                                                                   I481
                                                                                                         --------------
Memoranda                                                                                                  Year-to-date

                                                                     Dollar Amounts in Thousands   RIAD  Bil  Mil  Thou
1.  Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after      ////////////////////
   August 7, 1986, that is not deductible for federal income tax purposes. . . . . . . . . . . .   4513             171   M.1.
2.  Income from the sale and servicing of mutual funds and annuities in domestic offices            ////////////////////
   (included in Schedule RI. item 8) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8431             424   M.2.
3.-4.  Not applicable                                                                               ////////////////////
5.  Number of full-time equivalent employees on payroll at end of current period (round to          ////          Number
   nearest whole number) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4150           3,607   M.5.
6. Not applicable                                                                                  ////////////////////
7. If the reporting bank has restated its balance sheet as a result of applying push down          ////        MM DD YY
   accounting this calendar year, report the date of the bank's acquisition. . . . . . . . . . .   9106        00/00/00   M.7.
8.  Trading revenue (from cash instruments and off-balance sheet derivative instruments)            ////////////////////
   (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):                     ////  Bil  Mil  Thou
   a.  Interest rate exposures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8757               0   M.8.a.
   b.  Foreign exchange exposures. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8758               1   M.8.b.
   c.  Equity security and index exposures . . . . . . . . . . . . . . . . . . . . . . . . . . .   8759               0   M.8.c.
   d.  Commodity and other exposures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8760               0   M.8.d.
9.  Impact on income of off-balance sheet derivatives held for purposes other than trading:         ////////////////////
   a.  Net increase (decrease) to interest income. . . . . . . . . . . . . . . . . . . . . . . .   8761               0   M.9.a.
   b.  Net (increase) decrease to interest expense . . . . . . . . . . . . . . . . . . . . . . .   8762        (10,336)   M.9.b.
   c.  Other (noninterest) allocations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8763               0   M.9.c.
10. Credit losses on off-balance sheet derivatives (see instructions). . . . . . . . . . . . . .   A251               0   M.10.



----------
* Describe on Schedule RI-E--Explanations.

Legal Title of Bank:    Norwest Bank Colorado, N.A.
Address:                1740 Broadway
City, State    Zip:     Denver, CO  80274-8604
FDIC Certificate No.:   |0|3|0|1|1|
                        -----------

                                Call Date:  12/31/96  ST-BK:  08-0510  FFIEC 031
                                                                       Page RI-4

SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.


                                                                                                                   ----
                                                                                                                   I483
                                                                                                   --------------------
                                                                     Dollar Amounts in Thousands   RIAD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------------------
1.  Total equity capital originally reported in the December 31, 1995, Reports of Condition         ////////////////////
   and Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3215         375,906   1.
2. Equity capital adjustments from amended Reports of Income, net* . . . . . . . . . . . . . . .   3216               0   2.
3. Amended balance end of previous calendar year (sum of items 1 and 2). . . . . . . . . . . . .   3217         375,906   3.
4.  Net income (loss) (must equal Schedule RI, item 12). . . . . . . . . . . . . . . . . . . . .   4340          87,809   4.
5. Sale, conversion, acquisition, or retirement of capital stock, net. . . . . . . . . . . . . .   4346           4,479   5.
6.  Changes incident to business combinations, net . . . . . . . . . . . . . . . . . . . . . . .   4356           5,448   6.
7.  LESS:  Cash dividends declared on preferred stock. . . . . . . . . . . . . . . . . . . . . .   4470               0   7.
8.  LESS:  Cash dividends declared on common stock . . . . . . . . . . . . . . . . . . . . . . .   4460          59,000   8.
9.  Cumulative effect of changes in accounting principles from prior years* (see instructions for   ////////////////////
   this schedule). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4411               0   9.
10. Corrections of material accounting errors from prior years* (see instructions for this          ////////////////////
   schedule) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4412               0   10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities . . . . . .   8433         (17,202)  11.
12. Foreign currency translation adjustments . . . . . . . . . . . . . . . . . . . . . . . . . .   4414               0   12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) . .   4415               0   13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal             ////////////////////
   Schedule RC, item 28) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3210         397,440   14.
                                                                                                   --------------------

----------
* Describe on Schedule RI-E--Explanations.

SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES AND CHANGES
              IN ALLOWANCE FOR LOAN AND LEASE LOSSES

PART I.  CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.


                                                                                                                 ----
                                                                                                                 I486
                                                                          -------------------------------------------
                                                                                (Column A)           (Column B)
                                                                               Charge-offs           Recoveries
                                                                          -------------------------------------------
                                                                                    Calendar year-to-date
                                                                          -------------------------------------------
                                            Dollar Amounts in Thousands   RIAD  Bil  Mil  Thou   RIAD  Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------------
1.   Loans secured by real estate:                                         /////////////////////  ////////////////////
    a.  To U.S. addressees (domicile). . . . . . . . . . . . . . . . .    4651           1,355   4661           2,705   1.a.
    b.  To non-U.S. addressees (domicile). . . . . . . . . . . . . . .    4652               0   4662               0   1.b.
2.  Loans to depository institutions and acceptances of other banks:      /////////////////////  ////////////////////
    a.  To U.S. banks and other U.S. depository institutions . . . . .    4653               0   4663               0   2.a.
    b.  To foreign banks . . . . . . . . . . . . . . . . . . . . . . .    4654               0   4664               0   2.b.
3.   Loans to finance agricultural production and other loans to farmers  4655             153   4665              90   3.
4.   Commercial and industrial loans:                                      /////////////////////  ////////////////////
    a.  To U.S. addressees (domicile). . . . . . . . . . . . . . . . .    4645           4,176   4617           2,160   4.a.
    b.  To non-U.S. addressees (domicile). . . . . . . . . . . . . . .    4646               0   4618               0   4.b.
5.  Loans to individuals for household, family, and other personal        /////////////////////  ////////////////////
    expenditures:                                                         /////////////////////  ////////////////////
    a.  Credit cards and related plans . . . . . . . . . . . . . . . .    4656               0   4666               0   5.a.
    b.  Other (includes single payment, installment, and all student      /////////////////////  ////////////////////
         loans). . . . . . . . . . . . . . . . . . . . . . . . . . . .    4657          15,608   4667           2,432   5.b.
6.  Loans to foreign governments and official institutions . . . . . .    4643               0   4627               0   6.
7.  All other loans. . . . . . . . . . . . . . . . . . . . . . . . . .    4644           1,446   4628             456   7.
8.  Lease financing receivables:                                          /////////////////////  ////////////////////
    a.  Of U.S. addressees (domicile). . . . . . . . . . . . . . . . .    4658               0   4668              49   8.a.
    b.  Of non-U.S. addressees (domicile). . . . . . . . . . . . . . .    4659               0   4669               0   8.b.
9.  Total (sum of items 1 through 8) . . . . . . . . . . . . . . . . .    4635          22,738   4605           7,892   9.
                                                                          -------------------------------------------


                                 Call Date:  12/31/96  ST-BK: 08-0510  FFIEC 031
                                                                       Page RI-5

Legal Title of Bank:    Norwest Bank Colorado, N.A.
Address:                1740 Broadway
City, State, Zip:       Denver, CO 80274-8604
FDIC Certificate No.:   |0|3|0|1|1|

Schedule RI-B--Continued

Part I. Continued


                                                                                 ---------------------------------------
                                                                                     (Column A)            (Column B)
                                                                                    Charge-offs            Recoveries
                                                                                 ---------------------------------------
Memoranda                                                                                 Calendar year-to-date
                                                                                 ---------------------------------------
                                                  Dollar Amounts in Thousands    RIAD  Bil Mil Thou   RIAD  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1-3. Not Applicable                                                              //////////////////   //////////////////
4.   Loans to finance commercial real estate, construction, and land             //////////////////   //////////////////
     development activities (not secured by real estate) included in             //////////////////   //////////////////
     Schedule RI-B, part I, items 4 and 7, above ..............................   5409             0   5410             0  M.4.
5.   Loans secured by real estate in domestic offices (included in               //////////////////   //////////////////
     Schedule RI-B, part I, item 1, above):                                      //////////////////   //////////////////
     a.  Construction and land development ....................................   3582           211   3583           499  M.5.a.
     b.  Secured by farmland ..................................................   3584             0   3585            48  M.5.b.
     c.  Secured by 1-4 family residential properties:                           //////////////////   //////////////////
         (1) Revolving, open-end loans secured by 1-4 family residential         //////////////////   //////////////////
             properties and extended under lines of credit ....................   5411           294   5412            44  M.5.c.(1)
         (2) All other loans secured by 1-4 family residential properties .....   5413           688   5414           938  M.5.c.(2)
     d.  Secured by multifamily (5 or more) residential properties ............   3588             0   3589             0  M.5.d.
     e.  Secured by nonfarm nonresidential properties .........................   3590           162   3591         1,176  M.5.e.
                                                                                 ---------------------------------------


Part II. Changes in Allowance for Loan and Lease Losses




                                                                        Dollar Amounts in Thousands   RIAD  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1.  Balance originally reported in the December 31, 1995, Reports of Condition and Income ..........   3124        81,711   1.
2.  Recoveries (must equal part I, item 9, column 8 above) .........................................   4605         7,892   2.
3.  LESS:  Charge-offs (must equal part I, item 9, column A above) .................................   4635        22,738   3.
4.  Provision for loan and lease losses (must equal Schedule RI, item 4.a) .........................   4230         8,946   4.
5.  Adjustments* (see instructions for this schedule) ..............................................   4815         7,275   5.
6.  Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,                 //////////////////
    item 4.b) ......................................................................................   3123        83,086   6.
                                                                                                      ------------------


--------------------
* Describe on Schedule RI-E--Explanations.


Schedule RI-C--Applicable Income Taxes by Taxing Authority


Schedule RI-C is to be reported with the December Report of Income.



                                                                                                                    ----
                                                                                                                    I489   < -
                                                                                                      ------------------
                                                                        Dollar Amounts in Thousands   RIAD  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1.  Federal ........................................................................................   4780        46,715   1.
2.  State and local ................................................................................   4790             0   2.
3.  Foreign ........................................................................................   4795             0   3.
4.  Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b) .............   4770        46,715   4.
                                                                        ----------------------------
5.  Deferred portion of item 4 ...........................................RIAD 4772           17,874   //////////////////   5.
                                                                        ------------------------------------------------


                                 Call Date:  12/31/96  ST-BK: 08-0510  FFIEC 031
                                                                       Page RI-6

Legal Title of Bank:    Norwest Bank Colorado, N.A.
Address:                1740 Broadway
City, State, Zip:       Denver, CO 80274-8604
FDIC Certificate No.:   |0|3|0|1|1|

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations


                                                                                                                    ----
                                                                                                                    I492   < -
                                                                                                            ------------
                                                                                                            Year-to-date
                                                                                                      ------------------
                                                                        Dollar Amounts in Thousands   RIAD  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1.  Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries,           //////////////////
    and IBFs:                                                                                         //////////////////
    a.  Interest income booked .....................................................................   4837           N/A   1.a.
    b.  Interest expense booked ....................................................................   4838           N/A   1.b.
    c.  Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and           //////////////////
        IBFs (item 1.a minus 1.b) ..................................................................   4839           N/A   1.c.
2.  Adjustments for booking location of international operations:                                     //////////////////
    a.  Net interest income attributable to international operations booked at domestic offices ....   4840           N/A   2.a.
    b.  Net interest income attributable to domestic business booked at foreign offices ............   4841           N/A   2.b.
    c.  Net booking location adjustment (item 2.a minus 2.b) .......................................   4842           N/A   2.c.
3.  Noninterest income and expense attributable to international operations:                          //////////////////
    a.  Noninterest income attributable to international operations ................................   4097           N/A   3.a.
    b.  Provision for loan and lease losses attributable to international operations ...............   4235           N/A   3.b.
    c.  Other noninterest expense attributable to international operations .........................   4239           N/A   3.c.
    d.  Net noninterest income (expense) attributable to international operations (item 3.a minus     //////////////////
        3.b and 3.c) ...............................................................................   4843           N/A   3.d.
4.  Estimated pretax income attributable to international operations before capital allocation        //////////////////
    adjustment (sum of items 1.c, 2.c, and 3.d) ....................................................   4844           N/A   4.
5.  Adjustment to pretax income for internal allocations to international operations to reflect       //////////////////
    the effects of equity capital on overall bank funding costs ....................................   4845           N/A   5.
6.  Estimated pretax income attributable to international operations after capital allocation         //////////////////
    adjustment (sum of items 4 and 5) ..............................................................   4846           N/A   6.
7.  Income taxes attributable to income from international operations as estimated in item 6 .......   4797           N/A   7.
8.  Estimated net income attributable to international operations (item 6 minus 7) .................   4341           N/A   8.
                                                                                                      ------------------




Memoranda                                                                                             ------------------
                                                                        Dollar Amounts in Thousands   RIAD  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1.  Intracompany interest income included in item 1.a above ........................................   4847           N/A   M.1.
2.  Intracompany interest expense included in item 1.b above .......................................   4848           N/A   M.2.
                                                                                                      ------------------


Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts


                                                                                                            ------------
                                                                                                            Year-to-date
                                                                                                      ------------------
                                                                        Dollar Amounts in Thousands   RIAD  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1.  Interest income booked at IBFs .................................................................   4849           N/A   1.
2.  Interest expense booked at IBFs ................................................................   4850           N/A   2.
3.  Noninterest Income attributable to international operations booked at domestic offices            //////////////////
    (excluding IBFs):                                                                                 //////////////////
    a.  Gains (losses) and extraordinary items .....................................................   5491           N/A   3.a.
    b.  Fees and other noninterest income ..........................................................   5492           N/A   3.b.
4.  Provision for loan and lease losses attributable to international operations booked at domestic    //////////////////
    offices (excluding IBFs) .......................................................................   4852           N/A   4.
5.  Other noninterest expense attributable to international operations booked at domestic offices     //////////////////
    (excluding IBFs) ...............................................................................   4853           N/A   5.


Legal Title of Bank:    Norwest Bank Colorado, N.A.        Call Date: 12/31/96
Address:                1740 Broadway                      ST-BK: 08-0510
City, State  Zip:       Denver, CO  80274-8604             FFIEC 031
FDIC Certificate No.:   03011                              Page RI-7


SCHEDULE RI-E--EXPLANATIONS

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Scheudle RI. (See instructions for details.)


                                                                                                             ---------- |< -
                                                                                                                I495    |
                                                                                                         -------------- |
                                                                                                         Year-to-date   |
                                                                                                 ---------------------- |
                                                                 Dollar Amounts in Thousands     RIAD  Bil  Mil  Thou   |
----------------------------------------------------------------------------------------------------------------------- |
1. All other noninterest income (from Schedule RI, item 5.f.(2))                              |  ////////////////////   |
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                               |  ////////////////////   |
   a.  Net gains on other real estate owned. . . . . . . . . . . . . . . . . . . . . . . . . .| 5415                0   | 1.a.
   b.  Net gains on sales of loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .| 5416                0   | 1.b.
   c.  Net gains on sales of premises and fixed assets . . . . . . . . . . . . . . . . . . . .| 5417                0   | 1.c.
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,       | /////////////////////   |
   item 5.f.(2):                                                                              | /////////////////////   |
       --------                                                                               |                         |
   d.  TEXT 4461   ATM Processsing Revenue                                                    | 4461            2,672   | 1.d.
       -------------------------------------------------------------------------------------- |                         |
   e.  TEXT 4462                                                                              | 4462                    | 1.e.
       -------------------------------------------------------------------------------------- |                         |
   f.  TEXT 4463                                                                              | 4463                    | 1.f.
       -------------------------------------------------------------------------------------- |                         |
2. Other noninterest expense (from Schedule RI, item 7.c):                                    | /////////////////////   |
   a.  Amortization expense of intangible assets . . . . . . . . . . . . . . . . . . . . . . .| 4531                0   | 2.a.
   Report amounts that exceed 10% of Schedule RI, item 7.c:                                   | /////////////////////   |
   b.  Net losses on other real estate owned . . . . . . . . . . . . . . . . . . . . . . . . .| 5418                0   | 2.b.
   c.  Net losses on sales of loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .| 5419                0   | 2.c.
   d.  Net losses on sales of premises and fixed assets. . . . . . . . . . . . . . . . . . . .| 5420                0   | 2.d.
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,       | /////////////////////   |
   item 7.c:                                                                                  | /////////////////////   |
       ---------                                                                              |                         |
   e.  TEXT 4464  Computer Processing Fees                                                    | 4464           12,237   | 2.e.
       -------------------------------------------------------------------------------------- |                         |
   f.  TEXT 4467  Forward Contract fees                                                       | 4467           10,336   | 2.f.
       -------------------------------------------------------------------------------------- |                         |
   g.  TEXT 4468                                                                              | 4468                    | 2.g.
       -------------------------------------------------------------------------------------- |                         |
3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable     | /////////////////////   |
   income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary    | /////////////////////   |
   items and other adjustments):                                                              | /////////////////////   |
            ---------                                                                         |                         |
   a.  (1)  TEXT 4469                                                                         | 4469                    | 3.a.(1)
       -------------------------------------------------------------------------------------- |                         |
       (2)  Applicable income tax effect                                   RIAD 4486          | /////////////////////   | 3.a.(2)
            ---------                                                     ------------------- |                         |
   b.  (1)  TEXT 4487                                                                         | 4487                    | 3.b.(1)
       -------------------------------------------------------------------------------------- |                         |
       (2)  Applicable income tax effect                                   RIAD 4488          | /////////////////////   | 3.b.(2)
            ---------                                                     ------------------- |                         |
   c.  (1)  TEXT 4489                                                                         | 4489                    | 3.c.(1)
       -------------------------------------------------------------------------------------- |                         |
       (2)  Applicable income tax effect                                   RIAD 4491          | /////////////////////   | 3.c.(2)
                                                                          ------------------- |                         |
4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)     | /////////////////////   |
   (itemize and describe all adjustments):                                                    | /////////////////////   |
       ---------                                                                              |                         |
   a.  TEXT 4492                                                                              | 4492                    | 4.a.
       -------------------------------------------------------------------------------------- |                         |
   b.  TEXT 4493                                                                              | 4493                    | 4.b.
       -------------------------------------------------------------------------------------- |                         |
5. Cumulative effect of changes in accounting principles from prior years                     | /////////////////////   |
   (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):  | /////////////////////   |
       ---------                                                                              |                         |
   a.  TEXT 4494                                                                              | 4494                    | 5.a.
       -------------------------------------------------------------------------------------- |                         |
   b.  TEXT 4495                                                                              | 4495                    | 5.b.
       -------------------------------------------------------------------------------------- |                         |
6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)   | /////////////////////   |
   (itemize and describe all corrections):                                                    | /////////////////////   |
       ---------                                                                              |                         |
   a.  TEXT 4496                                                                              | 4496                    | 6.a.
       -------------------------------------------------------------------------------------- |                         |
   b.  TEXT 4497                                                                              | 4497                    | 6.b.
       -------------------------------------------------------------------------------------- |                         |

                                        9

Legal Title of Bank:    Norwest Bank Colorado, N.A.        Call Date: 12/31/96
Address:                1740 Broadway                      ST-BK: 08-0510
City, State  Zip:       Denver, CO  80274-8604             FFIEC 031
FDIC Certificate No.:   03011                              Page RI-8


                                                                                                        --------------
                                                                                                         Year-to-date
                                                                                                 ----------------------
                                                                 Dollar Amounts in Thousands     RIAD  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A, item 13)               |  ///////////////////// |
   (itemize and describe all such transactions):                                              |  ///////////////////// |
       ---------                                                                              |                        |
   a.  TEXT 4498                                                                              | 4498                   |  7.a.
       -------------------------------------------------------------------------------------- |                        |
   b.  TEXT 4499                                                                              | 4499                   |  7.b.
       -------------------------------------------------------------------------------------- |                        |
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)   | /////////////////////  |
   (itemize and describe all adjustments):                                                    | /////////////////////  |
       ---------                                                                              |                        |
   a.  TEXT 4521  Merge of assets 1/96 and 7/96                                               | 4521            7,275  |  8.a.
       -------------------------------------------------------------------------------------- |                        |
   b.  TEXT 4522                                                                              | 4522                   |  8.b.
       --------------------------------------------------------------------------------------------------------------- |
9. Other explanations (the space below is provided for the bank to briefly describe, at its   |   I498          I499   |  < -
   option, any other significant items affecting the Report of Income):                       |                        |
   No comment __ (RIAD 4769)                                                                  |                        |
   Other explanations (please type or print clearly):                                         |                        |
   (TEXT 4769)


Legal Title of Bank:   Norwest Bank Colorado, N.A.          Call Date: 12/31/96  ST-BK: 08-0510  FFIEC 031
Address:               1740 Broadway                                                             Page RC-1
City, State  Zip:      Denver, CO 80274-8604
FDIC Certificate No.:  0 3 0 1 1

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for December 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                                 ------
                                                                                                                  C400
                                                                                                    --------------------
                                                                       Dollar Amounts in Thousands   RCFD  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                               //////////////////   < -
 1.  Cash and balances due from depository institutions (from Schedule RC-A):                        //////////////////
     a.  Noninterest-bearing balances and currency and coin(1) . . . . . . . . . . . . . . . . . .   0081       911,301   1.a.
     b.  Interest-bearing balances(2). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0071           250   1.b.
 2.  Securities:                                                                                     //////////////////
     a.  Held-to-maturity securities (from Schedule RC-B, column A). . . . . . . . . . . . . . . .   1754             0   2.a.
     b.  Available-for-sale securities (from Schedule RC-B, column D). . . . . . . . . . . . . . .   1773     2,242,845   2.b.
 3.  Federal funds sold and securities purchased under agreements to resell in domestic offices      //////////////////
     of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                            //////////////////
     a.  Federal funds sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0276       570,505   3.a.
     b.  Securities purchased under agreements to resell . . . . . . . . . . . . . . . . . . . . .   0277             0   3.b.
 4.  Loans and lease financing receivables:                                                          //////////////////
                                                                           ------------------------
     a.  Loans and leases, net of unearned income (from Schedule RC-C) . .  RCFD 2122    3,949,963   //////////////////   4.a.
     b.  LESS: Allowance for loan and lease losses . . . . . . . . . . . .  RCFD 3123       83,086   //////////////////   4.b.
     c.  LESS: Allocated transfer risk reserve . . . . . . . . . . . . . .  RCFD 3128            0   //////////////////   4.c.
                                                                           ------------------------
     d.  Loans and leases, net of unearned income,                                                   //////////////////
         allowance, and reserve (item 4.a minus 4.b and 4.c) . . . . . . . . . . . . . . . . . . .   2125     3,866,877   4.d.
 5.  Trading assets (from Schedule RC-D) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3545             0   5.
 6.  Premises and fixed assets (including capitalized leases). . . . . . . . . . . . . . . . . . .   2145       111,612   6.
 7.  Other real estate owned (from Schedule RC-M). . . . . . . . . . . . . . . . . . . . . . . . .   2150           428   7.
 8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M). . .   2130             0   8.
 9.  Customers' liability to this bank on acceptances outstanding. . . . . . . . . . . . . . . . .   2155         2,367   9.
10.  Intangible assets (from Schedule RC-M). . . . . . . . . . . . . . . . . . . . . . . . . . . .   2143           119  10.
11.  Other assets (from Schedule RC-F) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2160       150,031  11.
12.  Total assets (sum of items 1 through 11). . . . . . . . . . . . . . . . . . . . . . . . . . .   2170     7,856,335  12.
                                                                                                    --------------------

------------------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:   Norwest Bank Colorado, N.A.          Call Date: 12/31/96  ST-BK: 08-0510  FFIEC 031
Address:               1740 Broadway                                                             Page RC-2
City, State  Zip:      Denver, CO 80174-8604
FDIC Certificate No.:  0 3 0 1 1
Schedule RC--Continued

                                                                                                 -------------------------
                                                                     Dollar Amounts in Thousands  ////////// Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES                                                                                       ///////////////////////
13.  Deposits                                                                                     ///////////////////////
     a.  In domestic offices (sum of totals of columns A and C from Schedule RC-E,                ///////////////////////
         part I) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCON 2200     7,041,294  13.a.
                                                                       ------------------------
         (1)  Noninterest-bearing(1) . . . . . . . . . . . . . . . . .  RCON 6631    2,291,735    ///////////////////////  13.a.(1)
         (2)  Interest-bearing . . . . . . . . . . . . . . . . . . . .  RCON 6636    4,749,559    ///////////////////////  13.a.(2)
                                                                       ------------------------
     b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,       ///////////////////////
         part II). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCFN 2200       145,559  13.b.
                                                                       ------------------------
         (1)  Noninterest-bearing. . . . . . . . . . . . . . . . . . .  RCFN 6631            0    ///////////////////////  13.b.(1)
         (2)  Interest-bearing . . . . . . . . . . . . . . . . . . . .  RCFN 6636      145,559    ///////////////////////  13.b.(2)
                                                                       ------------------------
14.  Federal funds purchased and securities sold under agreements to repurchase in domestic       ///////////////////////
     offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                 ///////////////////////
     a.  Federal funds purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCFD 0278        77,435  14.a.
     b.  Securities sold under agreements to repurchase. . . . . . . . . . . . . . . . . . . . .  RCFD 0279        21,240  14.b.
15.  a.  Demand notes issued to the U.S. Treasury. . . . . . . . . . . . . . . . . . . . . . . .  RCON 2840             0  15.a.
     b.  Trading liabilities (from Schedule RC-D). . . . . . . . . . . . . . . . . . . . . . . .  RCFD 3548             3  15.b.
16.  Other borrowed money:                                                                        ///////////////////////
     a.  With a remaining maturity of one year or less . . . . . . . . . . . . . . . . . . . . .  RCFD 2332        12,918  16.a.
     b.  With a remaining maturity of more than one year . . . . . . . . . . . . . . . . . . . .  RCFD 2333             0  16.b.
17.  Mortgage indebtedness and obligations under capitalized leases. . . . . . . . . . . . . . .  RCFD 2910           194  17.
18.  Bank's liability on acceptances executed and outstanding. . . . . . . . . . . . . . . . . .  RCFD 2920         2,367  18.
19.  Subordinated notes and debentures . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCFD 3200        42,000  19.
20.  Other liabilities (from Schedule RC-G). . . . . . . . . . . . . . . . . . . . . . . . . . .  RCFD 2930       115,885  20.
21.  Total liabilities (sum of items 13 through 20). . . . . . . . . . . . . . . . . . . . . . .  RCFD 2948     7,458,895  21.
                                                                                                  ///////////////////////
22.  Limited-life preferred stock and related surplus. . . . . . . . . . . . . . . . . . . . . .  RCFD 3282             0  22.
EQUITY CAPITAL                                                                                    ///////////////////////
23.  Perpetual preferred stock and related surplus . . . . . . . . . . . . . . . . . . . . . . .  RCFD 3838             0  23.
24.  Common stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCFD 3230       100,000  24.
25.  Surplus (exclude all surplus related to preferred stock). . . . . . . . . . . . . . . . . .  RCFD 3839       204,057  25.
26.  a.  Undivided profits and capital reserves. . . . . . . . . . . . . . . . . . . . . . . . .  RCFD 3632        89,762  26.a.
     b.  Net unrealized holding gains (losses) on available-for-sale securities. . . . . . . . .  RCFD 8434         3,621  26.b.
27.  Cumulative foreign currency translation adjustments . . . . . . . . . . . . . . . . . . . .  RCFD 3284             0  27.
28.  Total equity capital (sum of items 23 through 27) . . . . . . . . . . . . . . . . . . . . .  RCFD 3210       397,440  28.
29.  Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,    ///////////////////////
     and 28) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCFD 3300     7,856,335  29.
                                                                                                 -------------------------

Memorandum
To be reported only with the March Report of Condition.
1.   Indicate in the box at the right the number of the
     statement below that best describes the most
     comprehensive level of auditing work performed for             Number
     the bank by independent external auditors as of     -----------------
     any date during 1995 . . . . . . . . . . . . . . . . RCFD 6724   N/A   M.1
                                                         -----------------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work

------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

                                    Call Date: 12/31/96 ST-BK. 08-0510 FFIEC 031
                                                                       Page RC-3

Legal Title of Bank:   Norwest Bank Colorado, N.A.
Address:               1740 Broadway
City, State  Zip:      Denver, CO 80274-8604
FDIC Certificate No.:  03011

Schedule RC-A--Cash and Balances Due From Depository Institutions

Excludes assets held for trading.

                                                                    C405
                                                                    ----
                                       (Column A)         (Column B)
                                      Consolidated         Domestic
                                          Bank              Offices
                                    ------------------  -----------------
      Dollar Amounts in Thousands   RCFD  Bil Mil Thou  RCON Bil Mil Thou
----------------------------------  ------------------  -----------------

1.  Cash items in process of
    collection, unposted debits,
    and currency and coin.........    0022     847,914                    1.

    a. Cash items in process of
       collection and unposted
       debits.....................                         0020   701,786 1.a.
    b. Currency and coin..........                         0080   146,128 1.b.

2.  Balances due from depository
    institutions in the U.S.......                         0082    24,662 2.

    a. U.S. branches and agencies
       of foreign banks (including
       their IBFs)................    0083           0                    2.a.
    b. Other commercial banks in
       the U.S. and other
       depository institutions in
       the U.S. (including their
       IBFs)......................    0085      24,662                    2.b.

3.  Balances due from banks in
    foreign countries and foreign
    central banks.................                         0070       252 3.

    a. Foreign branches of other
       U.S. banks.................    0073           0                    3.a.
    b. Other banks in foreign
       countries and foreign
       central banks..............    0074         252                    3.b.

4.  Balances due from Federal
    Reserve Banks.................    0090      38,723     0090    38,723 4.

5.  Total (sum of items 1 through
    4) (total of column A must
    equal Schedule RC, sum of
    items 1.a and 1.b)............    0010     911,551     0010   911,551 5.
                                    -------------------------------------


Memorandum                 Dollar Amounts in Thousands  RCON Bil Mil Thou
------------------------------------------------------  -----------------
1.  Noninterest-bearing balances due from commercial
banks in the U.S. (included in item 2, column B above    0050      24,662 M.l.
                                                        -----------------

Schedule RC-B--Securities

Exclude assets held for trading.

                                                                                                            C410
                                                                                                            ----
                                             Held-to-maturity                        Available-for-sale
                                --------------------------------------    ---------------------------------------
                                    (Column A)         (Column B)            (Column C)            (Column D)
                                  Amortized Cost       Fair Value           Amortized Cost        Fair Value(1)
                                ------------------  ------------------    ------------------    -----------------
Dollar Amounts in Thousands     RCFD Bil Mil Thou   RCFD Bil Mil Thou     RCFD Bil Mil Thou     RCFD Bil Mil Thou
---------------------------     ------------------  ------------------    ------------------    -----------------
1. U.S. Treasury securities     0211            0    0213           0     1286       36,745     1287       36,903  1.

2. U.S. Government agency
   and corporation
   obligations (exclude
   mortgage-backed
   securities):

   a. Issued by U.S. Govern-
      ment agencies(2)......    1289            0    1290           0     1291           68     1293           69  2.a.

   b. Issued by U.S.
      Government-sponsored
      agencies(3)...........    1294            0    1295           0     1297       10,333     1298       10,235  2.b.
                                ---------------------------------------------------------------------------------

--------------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c. column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool
    Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

                                    Call Date: 12/31/96 ST-BK. 08-0510 FFIEC 031
                                                                       Page RC-4

Legal Title of Bank:   Norwest Bank Colorado, N.A.
Address:               1740 Broadway
City, State  Zip:      Denver, CO 80274-8604
FDIC Certificate No.:  03011

Schedule RC-B--Continued

                                             Held-to-maturity                        Available-for-sale
                                --------------------------------------    ---------------------------------------
                                    (Column A)         (Column B)            (Column C)            (Column D)
                                  Amortized Cost       Fair Value           Amortized Cost        Fair Value(1)
                                ------------------  ------------------    ------------------    -----------------
Dollar Amounts in Thousands     RCFD Bil Mil Thou   RCFD Bil Mil Thou     RCFD Bil Mil Thou     RCFD Bil Mil Thou
------------------------------- ------------------  ------------------    ------------------    -----------------

3. Securities issued by
   states and political
   subdivisions in the U.S.:

   a. General obligations......  1676          0      1677         0       1678      22,247      1679      22,810 3.a.
   b. Revenue obligations......  1681          0      1686         0       1690      14,229      1691      14,531 3.b.
   c. Industrial development
      and similar
      obligations..............  1694          0      1695         0       1696           0      1697           0 3.c.

4. Mortgage-backed
   securities (MBS):

   a. Pass-through securities:

      (1) Guaranteed by
          GNMA.................  1698          0      1699         0       1701     127,509      1702     129,224 4.a(1)

      (2) Issued by FNMA
          and FHLMC............  1703          0      1705         0       1706   2,004,422      1707   2,007,345 4.a(2)

      (3) Other pass-through
          securities...........  1709          0      1710         0       1711       3,353      1713       3,353 4.a.(3)

   b. Other mortgage-backed
      securities (include CMOs,
      REMICs, and stripped MBS):

      (1) Issued or guaranteed
          by FNMA, FHLMC, or
          GNMA.................  1714          0      1715         0       1716       2,667      1717       2,640 4.b(1)

      (2) Collateralized by MBS
          issued or guaranteed
          by FNMA, FHLMC, or
          GNMA.................  1718          0      1719         0       1731         989      1732       1,028 4.b.(2)

      (3) All other mortgage-
          backed securities....  1733          0      1734         0       1735       1,268      1736       1,268 4.b.(3)

5. Other debt securities:

   a. Other domestic debt
      securities...............  1737          0      1738         0       1739       3,529      1741       3,528 5.a.

   b. Foreign debt securities..  1742          0      1743         0       1744           0      1746           0 5.b.

6. Equity securities:

   a. Investments in mutual
      funds....................                                            1747           0      1748           0 6.a.

   b. Other equity securities
      with readily determin-
      able fair values.........                                            1749         822      1751         818 6.b.

   c. All other equity
      securities(1)............                                            1752       9,093      1753       9,093 6.c.

7. Total (sum of items 1
   through 6) (total of
   column A must equal Schedule
   RC, item 2.a) (total of
   column D must equal
   Schedule RC, item 2.b)......  1754          0      1771         0       1772   2,237,274      1773   2,242,845 7.
                                ---------------------------------------------------------------------------------

----------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.


Legal Title of Bank:    Norwest Bank Colorado, N.A.                            Call Date:  12/31/96 ST-BK:08-0510 FFIEC 031
Address:                1740 Broadway                                                                             Page RC-5
City, State  Zip        Denver, CO  80274-8604
FDIC Certificate No.:   0 3 0 1 1
                        ---------
SCHEDULE RC-B--CONTINUED

Memoranda
                                                                                                                   C412
                                                                        Dollar Amounts in Thousands   RCFD Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------------------
1.  Pledged securities(2)............................................................................ 0416        98,425 M.1.

2.  Maturity and repricing data for debt securities (2), (3), (4) (exclusing those in                //////////////////
    nonaccrual status):                                                                              //////////////////
    a.   Fixed rate debt securities with a remaining maturity of:                                    //////////////////
         (1)  Three months or less.................................................................. 0343         5,813 M.2.a.(1)
         (2)  Over three months through 12 months................................................... 0344        38,935 M.2.a.(2)
         (3)  Over one year through five years...................................................... 0345        32,664 M.2.a.(3)
         (4)  Over five years....................................................................... 0346     1,957,803 M.2.a.(4)
         (5)  Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4)..... 0347     2,035,215 M.2.a.(5)
    b.   Floating rate debt securities with a repricing frequency of:                                /////////////////
         (1)  Quarterly or more frequently.......................................................... 4544       128,815 M.2.b.(1)
         (2)  Annually or more frequently, but less frequently than quarterly....................... 4545        68,904 M.2.b.(2)
         (3)  Every five years or more frequently, but less frequently than annually................ 4551             0 M.2.b.(3)
         (4)  Less frequently than every five years................................................. 4552             0 M.2.b.(4)
         (5)  Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4)). 4553       197,719 M.2.b.(5)
    c.   Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total       //////////////////
         debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus        //////////////////
         nonaccrual debt securities included in Schedule RC-N, item 9, column C).................... 0393     2,232,934 M.2.c.
3.  Not applicable                                                                                   //////////////////
4.  Held-to-maturity debt securities restructured and in compliance with modified terms (included    //////////////////
    in Schedule RC-B, items 3 through 5, column A, above)........................................... 5365             0 M.4.
5.  Not applicable                                                                                   //////////////////
6.  Floating rate debt securities with a remaining maturity of one year or less(2),(4) (included in  //////////////////
    Memorandum items 2.b(1) through 2.b.(4) above).................................................. 5519         1,504 M.6
7.  Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or       //////////////////
    trading securities during the calendar year-to-date (report the amortized cost at date of sale   //////////////////
    or transfer).................................................................................... 1778             0 M.7
8.  High-risk mortgage securities (included in the held-to-maturity and available-for-sale           //////////////////
    accounts in Schedule RC-B, item 4.b):                                                            //////////////////
    a.   Amortized cost............................................................................. 8780           996 M.8.a.
    b.   Fair value................................................................................. 8781         1,001 M.8.b.
9.  Structured notes (included in the held-to-maturity and available-for-sale accounts in            //////////////////
    Schedule RC-B, items 2, 3, and 5):                                                               //////////////////
    a.   Amortized cost............................................................................. 8782         2,631 M.9.a.
    b.   Fair value................................................................................. 8783         2,598 M.9.b.
                                                                                                     ------------------
                                                                                                     ------------------

--------------------
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.


                                       15




Legal Title of Bank:    Norwest Bank Colorado, N.A.                        Call Date:  12/31/96 ST-BK:08-0510 FFIEC 031
Address:                1740 Broadway                                                                         Page RC-6
City, State  Zip        Denver, CO  80274-8604
FDIC Certificate No.:   0 3 0 1 1
                        ---------
SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I. LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts                                               C415
reported in this schedule.  Report total loans and leases, net of unearned        -----------------------------------
income. Exclude assets held for trading.                                             (Column A)        (Column B)
                                                                                    Consolidated        Domestic
                                                                                        Bank            Offices
                                                                                  -----------------  -----------------
                                                  Dollar Amounts in Thousands     RCFD Bil Mil Thou  RCON Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate................................................  1410    1,750,477  /////////////////  1.
    a.   Construction and land development......................................  /////////////////  1415     167,237   1.a.
    b.   Secured by farmland (including farm residential and other                /////////////////  /////////////////
         improvements)..........................................................  /////////////////  1420       25,866  1.b.
    c.   Secured by 1-4 family residential properties:                            /////////////////  /////////////////
         (1) Revolving, open-end loans secured by 1-4 family residential          /////////////////  /////////////////
               properties and extended under lines of credit....................  /////////////////  1797      141,692  1.c.(1)
         (2) All other loans secured by 1-4 family residential properties:        /////////////////  /////////////////
              (a) Secured by first liens........................................  /////////////////  5367      489,929  1.c.(2)(a)
              (b) Secured by junior liens.......................................  /////////////////  5368      447,308  1.c.(2)(b)
    d.   Secured by multifamily (5 or more) residential properties..............  /////////////////  1460       25,882  1.d.
    e.   Secured by nonfarm nonresidential properties...........................  /////////////////  1480      452,563  1.e.
2.  Loans to depository institutions:                                             /////////////////  /////////////////
    a.   To commercial banks in the U.S.........................................  /////////////////  1505      100,320  2.a.
         (1) To U.S. branches and agencies of foreign banks.....................  1506            0  /////////////////  2.a.(1)
         (2) To other commercial banks in the U.S...............................  1507      100,320  /////////////////  2.a.(2)
    b.   To other depository institutions in the U.S............................  1517        8,251  1517        8,251  2.b.
    c.   To banks in foreign countries..........................................  /////////////////  1510          463  2.c.
         (1) To foreign branches of other U.S. banks............................  1513            0  /////////////////  2.c.(1)
         (2) To other banks in foreign countries................................  1516          463  /////////////////  2.c.(2)
3.  Loans to finance agricultural production and other loans to farmers.........  1590       88,278  1590       88,278  3.
4.  Commerical and industrial loans:                                              /////////////////  /////////////////
    a.   To U.S. addresses (domicile)...........................................  1763      617,664  1773      617,664  4.a.
    b.   To non-U.S. addresses (domicile).......................................  1764           24  1764           24  4.b.
5.  Acceptances of other banks:                                                   /////////////////  /////////////////
    a.   Of U.S. banks..........................................................  1756            0  1756            0  5.a.
    b.   Of foreign banks.......................................................  1757            0  1757            0  5.b.
6,  Loans to individuals for household, family, and other personal                /////////////////  /////////////////
    expenditures (i.e., consumer loans) (includes purchased paper)..............  /////////////////  1975    1,254,582  6.
    a.   Credit cards and related plans (includes check credit and other          /////////////////  /////////////////
         revolving credit plans)................................................  2008       95,825  /////////////////  6.a.
    b.   Other (includes single payment, installment, and all student loans)....  2011    1,158,756  /////////////////  6.b.
7.  Loans to foreign governments and official institutions (including             /////////////////  /////////////////
    foreign central banks)......................................................  2081            0  2081            0  7.
8.  Obligations (other than securities and leases) of states and political        /////////////////  /////////////////
    subdivisions in the U.S. (includes nonrated industrial development            /////////////////  /////////////////
    obligations.................................................................  2107       12,776  2107       12,776  8.
9.  Other loans.................................................................  1563      118,302  /////////////////  9.
    a.   Loans for purchasing or carrying securities (secured and unsecured)....  /////////////////  1545       10,481  9.a.
    b.   All other loans (exclude consumer loans)...............................  /////////////////  1564      107,821  9.b.
10. Lease financing receivables (net of unearned income)........................  /////////////////  2165          193 10.
    a.   Of U.S. addresses (domicile)...........................................  2182          193  ///////////////// 10.a.
    b.   Of non-U.S. addresses (domicile).......................................  2183            0  ///////////////// 10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above.............  2122        1,366  2123        1,366 11.
12. Total loans and leases, net of unearned income (sum of items 1                /////////////////  /////////////////
    through 10 minus (item 11) (total of column A must equal                      /////////////////  /////////////////
    Schedule RC, item 4.a)......................................................  2122    3,949,963  2122    3,949,963 12.
                                                                                   ------------------------------------
                                                                                   ------------------------------------

                                       16

Legal Title of Bank:  Norwest Bank Colorado, N.A.        Call Date:  12/31/96
Address:              1740 Broadway                      ST-BK:  08-0510
City, State  Zip:     Denver, CO  80274-8604             FFIEC 031
FDIC Certificate No.: |0|3|0|1|1|                        Page RC-7


SCHEDULE RC-C--CONTINUED

PART I. CONTINUED

                                                                                -------------------------------------------
                                                                                |     (Column A)     |      (Column B)    |
                                                                                |    Consolidated    |       Domestic     |
                                                                                |        Bank        |        Offices     |
                                                                                -------------------------------------------
Memoranda                                       Dollar Amounts in Thousands     | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
---------------------------------------------------------------------------------------------------------------------------
1. Commercial paper included in Schedule RC-C, part I, above....................| 1496             0 | 1496             0 | M.1.
2. Loans and leases restructured and in compliance with modified terms          | ////////////////// | ////////////////// |
   (included in Schedule RC-C, part I, above and not reported as past due       | ////////////////// | ////////////////// |
   or nonaccrual in Schedule RC-N, Memorandum item 1):                          | ////////////////// | ////////////////// |
                                                                                | ////////////////// | --------------------
   a. Loans secured by real estate:                                             | ////////////////// |
      (1) To U.S. addresses (domicile)..........................................| 1687             0 | M.2.a.(1)
      (2) To non-U.S. addresses (domicile)......................................| 1689             0 | M.2.a.(2)
   b. All other loans and all lease financing receivables (exclude loans to     | ////////////////// |
      individuals for household, family, and other personal expenditures).......| 8691             0 | M.2.b.
   c. Commercial and industrial loans to and lease financing receivables        | ////////////////// |
      of non-U.S. addressees (domicile) included in Memorandum item 2.b         | ////////////////// |
      above.....................................................................| 8692             0 | M.2.c.
3. Maturity and repricing data for loans and leases(1) (excluding those in      | ////////////////// |
   nonaccrual status):                                                          | ////////////////// |
   a. Fixed rate loans and leases with a remaining maturity of:                 | ////////////////// |
      (1) Three months or less..................................................| 0348       769,266 | M.3.a.(1)
      (2) Over three months through 12 months...................................| 0349       142,075 | M.3.a.(2)
      (3) Over one year through five years......................................| 0356     1,075,154 | M.3.a.(3)
      (4) Over five years.......................................................| 0357       774,263 | M.3.a.(4)
      (5) Total fixed rate loans and leases (sum of Memorandum                  | ////////////////// |
          items 3.a.(1) through 3.a.(4))........................................| 0358     2,760,758 | M.3.a.(5)
   b. Floating rate loans with a repricing frequency of:                        | ////////////////// |
      (1) Quarterly or more frequently..........................................| 4554     1,075,792 | M.3.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly.......| 4555        19,195 | M.3.b.(2)
      (3) Every five years or more frequently, but less frequently than         | ////////////////// |
          annually..............................................................| 4561             0 | M.3.b.(3)
      (4) Less frequently than every five years.................................| 4564             0 | M.3.b.(4)
      (5) Total floating rate loans (sum of Memorandum items 3.b.(1)            | ////////////////// |
          through 3.b.(4))......................................................| 4567     1,094,987 | M.3.b.(5)
   c. Total loans and leases (sum of Memorandum items 3.a.(5) and               | ////////////////// |
      3.b.(5)) (must equal the sum of total loans and leases, net, from         | ////////////////// |
      Schedule RC-C, part I, item 12, plus unearned income from                 | ////////////////// |
      Schedule RC-C, part I, item 11, minus total nonaccrual loans and          | ////////////////// |
      leases from Schedule RC-N, sum of items 1 through 8, column C)............| 1479     3,855,745 | M.3.c.
   d. Floating rate loans with a remaining maturity of one year or less         | ////////////////// |
      (included in Memorandum items 3.b.(1) through 3.b.(4) above)..............| A246             0 | M.3.d.
4. Loans to finance commercial real estate, construction, and land              | ////////////////// |
   development activities (not secured by real estate) included in              | ////////////////// |
   Schedule RC-C, part I, items 4 and 9, column A, page RC-6(2).................| 2746             0 | M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I,           | ////////////////// |
   above).......................................................................| 5369             0 | M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family        | ////////////////// |--------------------
   residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a),  | ////////////////// | RCON Bil Mil Thou |
                                                                                | ////////////////// |--------------------
   column B, page RC-6..........................................................| ////////////////// | 5372      190,730 | M.6.
                                                                                ------------------------------------------

----------------
1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

                                                           17

Legal Title of Bank:  Norwest Bank Colorado, N.A.        Call Date:  12/31/96
Address:              1740 Broadway                      ST-BK:  08-0510
City, State  Zip:     Denver, CO  80274-8604             FFIEC 031
FDIC Certificate No.: |0|3|0|1|1|                        Page RC-8
                      -----------


SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be ocmpleted only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                               ----------
                                                                                                               |  C420  |
                                                                                                   ----------------------
                                                               Dollar Amounts in Thousands         | ///// Bil Mil Thou |
-------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                             | ////////////////// |
  1.  U.S. Treasury securities in domestic offices.................................................| RCON 3531        0 | 1.
  2.  U.S. Government agency and corporation obligations in domestic offices (exclude mortgage-    | ////////////////// |
      backed securities)...........................................................................| RCON 3532        0 | 2.
  3.  Securities issued by states and political subdivisions in the U.S. in domestic offices.......| RCON 3533        0 | 3.
  4.  Mortgage-backed securities (MBS) in domestic offices:                                        | ////////////////// |
      a.  Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA.....................| RCON 3534        0 | 4.a.
      b.  Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA            | ////////////////// |
          (include CMOs, REMICs, and stripped MBS).................................................| RCON 3535        0 | 4.b.
      c.  All other mortgage-backed securities.....................................................| RCON 3536        0 | 4.c.
  5.  Other debt securities in domestic offices....................................................| RCON 3537        0 | 5.
  6.  Certificates of deposit in domestic offices..................................................| RCON 3538        0 | 6.
  7.  Commercial paper in domestic offices.........................................................| RCON 3539        0 | 7.
  8.  Bankers acceptances in domestic offices......................................................| RCON 3540        0 | 8.
  9.  Other trading assets in domestic offices.....................................................| RCON 3541        0 | 9.
 10.  Trading assets in foreign offices............................................................| RCFN 3542        0 | 10.
 11.  Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity    | ////////////////// |
      contracts:                                                                                   | ////////////////// |
      a.  In domestic offices......................................................................| RCON 3543        0 | 11.a.
      b.  In foreign offices.......................................................................| RCFN 3544        0 | 11.b.
 12.  Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)............| RCFD 3545        0 | 12.
                                                                                                   ----------------------
                                                                                                   ----------------------
LIABILITIES                                                                                        | ///// Bil Mil Thou |
 13.  Liability for short positions................................................................| RCFD 3546        0 | 13.
 14.  Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity   | ////////////////// |
      contracts....................................................................................| RCFD 3547        3 | 14.
 15.  Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b).......| RCFD 3548        3 | 15.
                                                                                                   ----------------------

                                                           18

                                 Call Date:  12/31/96  ST-BK: 08-0510  FFIEC 031
                                                                       Page RC-9

Legal Title of Bank:    Norwest Bank Colorado, N.A.
Address:                1740 Broadway
City, State, Zip:       Denver, CO 80274-8604
FDIC Certificate No.:   |0|3|0|1|1|
                        -----------

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices


                                                                                                                     -----
                                                                                                                     C425    < -
                                                              -------------------------------------------------------------
                                                                                                           Nontransaction
                                                                        Transaction Accounts                  Accounts
                                                              -------------------------------------------------------------
                                                                   (Column A)           (Column B)           (Column C)
                                                               Total transaction       Memo:  Total             Total
                                                              accounts (including     demand deposits      nontransaction
                                                                  total demand         (included in           accounts
                                                                    deposits)            column A)        (including MMDAs)
                                                              -------------------------------------------------------------
                                 Dollar Amounts in Thousands   RCON  Bil Mil Thou   RCON  Bil Mil Thou   RCON  Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------
Deposits of:                                                   //////////////////   //////////////////   //////////////////
1.  Individuals, partnerships, and corporations ............   2201     2,487,964   2240     1,877,697   2346     3,851,993   1.
2.  U.S. Government ........................................   2202        17,805   2280        17,805   2520             0   2.
3.  States and political subdivisions in the U.S. ..........   2203       207,814   2290       131,622   2530        69,246   3.
4.  Commercial banks in the U.S. ...........................   2206       172,390   2310       172,390   2550             0   4.
5.  Other depository institutions in the U.S. ..............   2207         7,490   2312         7,490   2349             0   5.
6.  Banks in foreign countries .............................   2213        29,119   2320        29,119   2236             0   6.
7.  Foreign governments and official institutions              //////////////////   //////////////////   //////////////////
    (including foreign central banks) ......................   2216             0   2300             0   2377       141,861   7.
8.  Certified and official checks ..........................   2330        55,612   2330        55,612   //////////////////   8.
9.  Total (sum of items 1 through 8) (sum of                   //////////////////   //////////////////   //////////////////
    columns A and C must equal Schedule RC,                    //////////////////   //////////////////   //////////////////
    item 13.a) .............................................   2215     2,978,194   2210     2,291,735   2385     4,063,100   9.
                                                              -------------------------------------------------------------


Memoranda


                                                                                                     --------------------
                                                                        Dollar Amounts in Thousands   RCON  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1.  Selected components of total deposits (i.e., sum of item 9, columns A and C):                     //////////////////
    a.  Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ........................  6835       228,106   M.1.a.
    b.  Total brokered deposits ....................................................................  2365             0   M.1.b.
    c.  Fully insured brokered deposits (included in Memorandum item 1.b above):                      //////////////////
        (1)  Issued in denominations of less than $100,000 .........................................  2343             0   M.1.c.(1)
        (2)  Issued either in denominations of $100,000 or in denominations greater than              //////////////////
             $100,000 and participated out by the broker in shares of $100,000 or less .............  2344             0   M.1.c.(2)
    d.  Maturity data for brokered deposits:                                                          //////////////////
        (1)  Brokered deposits issued in denominations of less than $100,000 with a remaining         //////////////////
             maturity of one year or less (included in Memorandum item 1.c.(1) above) ..............  A243             0   M.1.d.(1)
        (2)  Brokered deposits issued in denominations of $100,000 or more with a remaining           //////////////////
             maturity of one year or less (included in Memorandum item 1.b above) ..................  A244             0   M.1.d.(2)
    e.  Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.       //////////////////
        reported in item 3 above which are secured or collateralized as required under state law) ..  5590       235,982   M.1.a.
2.  Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d              //////////////////
    must equal item 9, column C above):                                                               //////////////////
    a.  Savings deposits:                                                                             //////////////////
        (1)  Money market deposit accounts (MMDAs) .................................................  6810     1,612,646   M.2.a.(1)
        (2)  Other savings deposits (excludes MMDAs) ...............................................  0352     1,049,547   M.2.a.(2)
    b.  Total time deposits of less than $100,000 ..................................................  6648     1,021,287   M.2.b.
    c.  Time certificates of deposits of $100,000 or more ..........................................  6645       237,753   M.2.c.
    d.  Open-account time deposits of $100,000 or more .............................................  6646       141,861   M.2.d.
3.  All NOW accounts (included in Column A above) ..................................................  2398       675,004   M.3.
                                                                                                     --------------------
4.  Not applicable


                                 Call Date:  12/31/96  ST-BK: 08-0510  FFIEC 031
                                                                      Page RC-10

Legal Title of Bank:    Norwest Bank Colorado, N.A.
Address:                1740 Broadway
City, State, Zip:       Denver, CO 80274-8604
FDIC Certificate No.:   |0|3|0|1|1|
                        -----------

Schedule RC-E--Continued

Part I. Continued

Memoranda (continued)


                                                                                                     --------------------
                                                                        Dollar Amounts in Thousands   RCON  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
5.  Maturity and repricing data for time deposits of less than $100,000 (sum of                       //////////////////
    Memorandum items 5.a.(1) through 5.b.(3) must equal Memorandum item 2.b above):(1)                //////////////////
    a.  Fixed rate time deposits of less than $100,000 with a remaining maturity of:                  //////////////////
        (1)  Three months or less ..................................................................  A225       245,097  M.5.a.(1)
        (2)  Over three months through 12 months ...................................................  A226       507,418  M.5.a.(2)
        (3)  Over one year .........................................................................  A227       268,772  M.5.a.(3)
    b.  Floating rate time deposits of less than $100,000 with a repricing frequency of:              //////////////////
        (1)  Quarterly or more frequently ..........................................................  A228             0  M.5.b.(1)
        (2)  Annually or more frequently, but less frequently than quarterly .......................  A229             0  M.5.b.(2)
        (3)  Less frequently than annually .........................................................  A230             0  M.5.b.(3)
    c.  Floating rate time deposits of less than $100,000 with a remaining maturity of                //////////////////
        one year or less (included in Memorandum items 5.b.(1) through 5.b.(3) above) ..............  A231             0  M.5.c.
6.  Maturity and repricing data for time deposits of $100,000 or more (i.e., time certificates        //////////////////
    of deposit of $100,000 or more and open-account time deposits of $100,000 or more)                //////////////////
    (sum of Memorandum items 6.a.(1) through 6.b.(4) must equal the sum of Memorandum                 //////////////////
    items 2.c and 2.d above):(1)                                                                      //////////////////
    a.  Fixed rate time deposits of $100,000 or more with a remaining maturity of:                    //////////////////
        (1)  Three months or less ..................................................................  A232       253,192  M.6.a.(1)
        (2)  Over three months through 12 months ...................................................  A233        98,004  M.6.a.(2)
        (3)  Over one year through five years ......................................................  A234        27,961  M.6.a.(3)
        (4)  Over five years .......................................................................  A235           463  M.6.a.(4)
    b.  Floating rate time deposits of less than $100,000 with a repricing frequency of:              //////////////////
        (1)  Quarterly or more frequently ..........................................................  A236             0  M.6.b.(1)
        (2)  Annually or more frequently, but less frequently than quarterly .......................  A237             0  M.6.b.(2)
        (3)  Every five years or more frequently, but less frequently than annually ................  A238             0  M.6.b.(3)
        (4)  Less frequently than every five years .................................................  A239             0  M.6.b.(4)
    c.  Floating rate time deposits of $100,000 or more with a remaining maturity of                  //////////////////
        one year or less (included in Memorandum items 6.b.(1) through 6.b.(4) above) ..............  A240             0  M.6.c.
                                                                                                     --------------------


--------------------
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:    Norwest Bank Colorado, N.A.                                  Call Date: 12/31/96 ST-BK: 08-0510 FFIEC 031
Address:                1740 Broadway                                                                                  Page RC-11
City, State  Zip:       Denver, CO  80274-8604
FDIC Certificate No.:   03011

Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)

                                                                 Dollar Amounts in Thousands       RCFN  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
Deposits of:                                                                                       //////////////////////
1. Individuals, partnerships, and corporations . . . . . . . . . . . . . . . . . . . . . . . . .   2621          145,559  1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks). . . . . . . . . . . . . . . .   2623                0  2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs) .   2625                0  3.
4. Foreign governments and official institutions (including foreign central banks) . . . . . . .   2650                0  4.
5. Certified and official checks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2330                0  5.
6. All other deposits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2668                0  6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b). . . . . . . . . . . . .   2200          145,559  7.

Memorandum

                                                                                                   ---------------------
                                                                     Dollar Amounts in Thousands   RCFN  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1. Time deposits with a remaining maturity of one year or less (included in Part II, item 7 above) A245           10,052  M.1.
                                                                                                   ---------------------

Schedule RC-F--Other Assets

                                                                                                               ---------
                                                                                                                  C430    < -
                                                                                                   ----------------------
                                                                     Dollar Amounts in Thousands  ////// Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1. Income earned, not collected on loans . . . . . . . . . . . . . . . . . . . . . . . . . . . .   RCFD 2164      22,256  1.
2. Net deferred tax assets (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   RCFD 2148      39,036  2.
3. Excess residential mortgage servicing fees receivable . . . . . . . . . . . . . . . . . . . .   RCFD 5371           0  3.
4. Other (itemize and describe amounts that exceed 25% of this item) . . . . . . . . . . . . . .   RCFD 2168      88,739  4.
     ------------
   a.  TEXT 3549  Accrued Inc Rec Pass-thru securities                 RCFD 3549           12,504  /////////////////////  4.a.
   -----------------------------------------------------------------------------------------------
   b.  TEXT 3550  Accrued Inc Rec Assetbacked securities               RCFD 3550            9,460  /////////////////////  4.b.
   -----------------------------------------------------------------------------------------------
   c.  TEXT 3551                                                       RCFD 3551                   /////////////////////  4.c.
   -----------------------------------------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11). . . . . . . . . . . . . .   RCFD 2160     150,031  5.
                                                                                                   ---------------------

                                                                                                   ----------------------
Memorandum                                                           Dollar Amounts in Thousands  ////// Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1. Deferred tax assets disallowed for regulatory capital purposes. . . . . . . . . . . . . . . .   RCFD 5610           0  M.1.

Schedule RC-G--Other Liablities


                                                                                                               ---------
                                                                                                                  C435    < -
                                                                                                   ---------------------
                                                                     Dollar Amounts in Thousands   ///// Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1. a.  Interest accrued and unpaid on deposits in domestic offices(2). . . . . . . . . . . . . .   RCON 3645      18,281  1.a.
   b.  Other expenses accrued and unpaid (includes accured income taxes payable) . . . . . . . .   RCFD 3646      79,337  1.b.
2. Net deferred tax liabilities(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   RCFD 3049           0  2.
3. Minority interest in consolidated subsidiaries. . . . . . . . . . . . . . . . . . . . . . . .   RCFD 3000           0  3.
4. Other (itemize and describe amounts that exceed 25% of this item) . . . . . . . . . . . . . .   RCFD 2938      18,267  4.
   a.  TEXT 3552  Accrued Post Retirement Medical                              RCFD 3552    6,675  /////////////////////  4.a.
   b.  TEXT 3553                                                               RCFD 3553           /////////////////////  4.b.
   c.  TEXT 3554                                                               RCFD 3554           /////////////////////  4.c.
5. Total (sum of items 1 thorugh 4) (must equal Schedule RC, item 20). . . . . . . . . . . . . .   RCFD 2930     115,885  5.
                                                                                                   ---------------------

_____________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:    Norwest Bank Colorado, N.A.                                  Call Date: 12/31/96 ST-BK: 08-0510 FFIEC 031
Address:                1740 Broadway                                                                                  Page RC-12
City, State  Zip:       Denver, CO  80274-8604
FDIC Certificate No.:   03011

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices



                                                                                                                --------
                                                                                                                  C440    < -
                                                                                                   ---------------------
                                                                                                      Domestic Offices
                                                                                                   ---------------------
                                                                 Dollar Amounts in Thousands       RCON  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1. Customers' liability to this bank on acceptances outstanding. . . . . . . . . . . . . . . . .   2155            2,367  1.
2. Bank's liability on acceptances executed and outstanding. . . . . . . . . . . . . . . . . . .   2920            2,367  2.
3. Federal funds sold and securities purchased under agreements to resell. . . . . . . . . . . .   1350          570,505  3.
4. Federal funds purchased and securities sold under agreements to repurchase. . . . . . . . . .   2800           98,675  4.
5. Other borrowed money. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3190           12,913  5.
   EITHER                                                                                          /////////////////////
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs . . . . . . . . .   2163              N/A  6.
   OR                                                                                              /////////////////////
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs . . . . . . . . . .   2941          145,559  7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and       /////////////////////
   IBFs) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2192        7,856,335  8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and    /////////////////////
   IBFs) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3129        6,891,407  9.
                                                                                                   ---------------------

Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.

                                                                                                   ---------------------
                                                                                                   RCON   Bil  Mil  Thou
                                                                                                   ---------------------
10. U.S. Treasury securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1779           36,903  10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed                    /////////////////////
   securities) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1785           10,304  11.
12. Securities issued by states and political subdivisions in the U.S. . . . . . . . . . . . . .   1786           37,341  12.
13. Mortgage-backed securities (MBS):                                                              /////////////////////
   a.  Pass-through securities:
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA. . . . . . . . . . . . . . . . . . . . .   1787        2,136,569  13.a.(1)
       (2) Other pass-through securities . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1869            3,353  13.a.(2)
   b.  Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):                  /////////////////////
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA. . . . . . . . . . . . . . . . . . . . .   1877            2,640  13.b.(1)
       (2) All other mortgage-backed securities. . . . . . . . . . . . . . . . . . . . . . . . .   2253            2,296  13.b.(2)
14. Other domestic debt securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3159            3,528  14.
15. Foreign debt securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3160                0  15.
16. Equity securities:                                                                             /////////////////////
   a. Investments in mutual funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3161                0  16.a.
   b. Other equity securities with readily determinable fair values. . . . . . . . . . . . . . .   3162              818  16.b.
   c. All other equity securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3169            9,093  16.c.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16). . . .   3170        2,242,845  17.
                                                                                                   ---------------------

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                                                                   ---------------------
                                                                   Dollar Amounts in Thousands     RCON   Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
   EITHER                                                                                          /////////////////////
18. Net due from the IBF of the domestic offices of the reporting bank . . . . . . . . . . . . .   3051              397  M.1.
   OR                                                                                              /////////////////////
19. Net due to the IBF of the domestic offices of the reporting bank . . . . . . . . . . . . . .   3059              N/A  M.2.


                                    Call Date: 12/31/96 ST-BK. 08-0510 FFIEC 031
                                                                      Page RC-13

Legal Title of Bank:   Norwest Bank Colorado, N.A.
Address:               1740 Broadway
City, State Zip:       Denver, CO 80274-8604
FDIC Certificate No.:  03012

SCHEDULE RC-I--SELECTED ASSETS AND LIABILITIES OF IBFS
TO BE COMPLETED ONLY BY BANKS WITH IBFS AND OTHER "FOREIGN" OFFICES.


                                                                   -----
                                                                  | C445 |
                                                       ------------------|
                        Dollar Amounts in Thousands  | RCFN Bil Mil Thou |
---------------------------------------------------- | ------------------|
1. Total IBF assets of the consolidated bank         |  //////////////// |
   (component of Schedule RC, item 12).............. |  2133        397  | 1.
                                                     |  //////////////// |
2. Total IBF loans and lease financing receivable    |  //////////////// |
   (component of Schedule RC-C, part I, item 12,     |  //////////////// |
   Column A)........................................ |  2076          0  | 2.
                                                     |  //////////////// |
3. IBF commercial and industrial loans (component    |  //////////////// |
   of Schedule RC-C, part I, item 4, column A)...... |  2077          0  | 3.
                                                     |  //////////////// |
4. Total IBF liabilities (component of Schedule RC,  |  //////////////// |
   item 21)......................................... |  2898          0  | 4.
                                                     |  //////////////// |
5. IBF deposit liabilities due to banks, including   |  //////////////// |
   other IBFs (component of Schedule RC-E, part II,  |  //////////////// |
   items 2 and 3)................................... |  2379          0  | 5.
                                                     |  //////////////// |
6. Other IBF deposit liabilities (component of       |  //////////////// |
   Schedule RC-E, part II, items 1, 4, 5, and 6).... |  2381          0  | 6.
                                                     |-------------------

SCHEDULE RC-K--QUARTERLY AVERAGES(1)


                                                                 -----
                                                                | C455 |
                                                   ------------------- |
                     Dollar Amounts in Thousands | ////// Bil Mil Thou |
-------------------------------------------------  ------------------- |
ASSETS                                           | /////////////////// |
                                                 | /////////////////// |
1. Interest-bearing balances due from depository | /////////////////// |
   institutions..................................| RCFD 3381     1,248 | 1.
                                                 | /////////////////// |
2. U.S. Treasury securities and U.S. Government  | /////////////////// |
   agency and corporation obligations(2).........| RCFD 3382 2,541,237 | 2.
                                                 | /////////////////// |
3. Securities issued by states and political     | /////////////////// |
   subdivisions in the U.S. (2)..................| RCFD 3383    46,790 | 3.
                                                 | /////////////////// |
4. a. Other debt securities(2)...................| RCFD 3647     9,556 | 4.a.
   b. Equity securities(3) (includes investments | /////////////////// |
      in mutual funds and Federal Reserve stock) | RCFD 3648     9,969 | 4.b.
                                                 | /////////////////// |
5. Federal funds sold and securities purchased   | /////////////////// |
   under agreements to resell in domestic        | /////////////////// |
   offices of the bank and of its Edge and       | /////////////////// |
   Agreement subsidiaries, and in IBFs...........| RCFD 3365   581,458 | 5.
                                                 | /////////////////// |
6. Loans:                                        | /////////////////// |
                                                 | /////////////////// |
   a. Loans in domestic offices:                 | /////////////////// |
                                                 | /////////////////// |
      (1) Total loans............................| RCON 3360 3,505,468 | 6.a.(1)
      (2) Loans secured by real estate...........| RCON 3385 1,697,938 | 6.a.(2)
      (3) Loans to finance agricultural          | /////////////////// |
          production and other loans to farmers..| RCON 3386    81,950 | 6.a.(3)
      (4) Commercial and industrial loans........| RCON 3387   704,741 | 6.a.(4)
      (5) Loans to individuals for household,    | /////////////////// |
          family, and other personal             | /////////////////// |
          expenditures...........................| RCON 3388   645,138 | 6.a.(5)
   b. Total loans in foreign offices, Edge and   | /////////////////// |
      Agreement subsidiaries, and IBFs...........| RCFN 3360         0 | 6.b.
                                                 | /////////////////// |
7. Trading assets................................| RCFD 3401         0 | 7.
                                                 | /////////////////// |
8. Lease financing receivables (net of unearned  | /////////////////// |
   income).......................................| RCFD 3484       187 | 8.
                                                 | /////////////////// |
9. Total assets(4)...............................| RCFD 3368 7,413,858 | 9.
                                                 | /////////////////// |
LIABILITIES                                      | /////////////////// |
                                                 | /////////////////// |
10. Interest-bearing transaction accounts in     | /////////////////// |
    domestic offices (NOW accounts, ATS accounts,| /////////////////// |
    and telephone and preauthorized transfer     | /////////////////// |
    accounts) (exclude demand deposits)..........| RCON 3485   547,903 | 10.
                                                 | /////////////////// |
11. Nontransaction accounts in domestic offices: | /////////////////// |
                                                 | /////////////////// |
    a. Money market deposit accounts (MMDAs).....| RCON 3486 1,577,003 | 11.a.
    b. Other savings deposits....................| RCON 3487 1,082,527 | 11.b.
    c. Time certificates of deposits of $100,000 | /////////////////// |
       or more...................................| RCON 3345   311,937 | 11.c.
    d. All other time deposits...................| RCON 3469 1,211,162 | 11.d.
                                                 | /////////////////// |
12. Interest-bearing deposits in foreign offices,| /////////////////// |
    Edge and Agreement subsidiaries, and IBPs....| RCFN 3404   114,287 | 12.
                                                 | /////////////////// |
13. Federal funds purchased and securities sold  | /////////////////// |
    under agreements to repurchase in domestic   | /////////////////// |
    offices of the bank and of its Edge and      | /////////////////// |
    Agreement subsidiaries, and in IBPs........  | RCFD 3353   116,357 | 13.
                                                 | /////////////////// |
14. Other borrowed money.......................  | RCFD 3355    11,229 | 14.
                                                  --------------------

---------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or an average of weekly figures (i.e., the Wednesday of each week of the quarter).

(2) Quarerly averages for all debt securities should be based on amortized cost.

(3) Quarterly averages for all equity securities should be based on historical cost.

(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair value at historical cost.

                                    Call Date: 12/31/96 ST-BK. 08-0510 FFIEC 031
                                                                      Page RC-14

Legal Title of Bank:   Norwest Bank Colorado, N.A.
Address:               1740 Broadway
City, State Zip:       Denver, CO 80274-8604
FDIC Certificate No.:  03012

SCHEDULE RC-L--OFF-BALANCE SHEET ITEMS
PLEASE READ CAREFULLY THE INSTRUCTIONS FOR THE PREPARATION OF THE SCHEDULE RC-L. SOME OF THE AMOUNTS REPORTED IN SCHEDULE RC-L ARE REGARDED AS VOLUME INDICATORS AND NOT NECESSARILY AS MEASURES RISK.

                                                                 ------
                                                                | C460 |
                                                      -----------------|
                        Dollar Amounts in Thousands  |RCFD Bil Mil Thou|
---------------------------------------------------- |-----------------|
1. Unused commitments:                               | /////////////// |
                                                     | /////////////// |
   a. Revolving, open-end lines secured by 1-4       | /////////////// |
      family residential properties, e.g., home      | /////////////// |
      equity lines.................................. | 3814    188,786 | 1.a.
   b. Credit card lines............................. | 3815          0 | 1.b.
   c. Commercial real estate, construction, and      | /////////////// |
      land development:                              | /////////////// |
                                                     | /////////////// |
      (1) Commitments to fund loans secured by real  | /////////////// |
          estate.................................... | 3816    128,457 | 1.c.(1)
      (2) Commitment to fund loans not secured by    | /////////////// |
          real estate............................... | 6550         76 | 1.c.(2)
   d. Securities underwriting....................... | 3817          0 | 1.d.
   e. Other unused commitments...................... | 3818  1,479,818 | 1.e.
                                                     | /////////////// |
2. Financial standby letters of credit and foreign   | /////////////// |
   office guarantees................................ | 3819     37,671 | 2.
                                                     | /////////////// |
   a. Amount of financial standby letters of credit  | /////////////// |
                          ---------------------------| /////////////// |
      conveyed to others | RCFD 3820 /             0 | /////////////// | 2.a.
                          ---------------------------| /////////////// |
3. Performance standby letters of credit and foreign | /////////////// |
   office guarantees................................ | 3821      7,715 | 3.
                                                     | /////////////// |
   a. Amount of performance standby letters of       | /////////////// |
      credit conveyed to others  RCFD 3822 /      0  |                 | 3.a.
                                                     | /////////////// |
4. Commercial and similar letters of credit......... | 3411        120 | 4.
                                                     | /////////////// |
5. Participations in acceptances (as described in    | /////////////// |
   the instructions) conveyed to others by the       | /////////////// |
   reporting bank................................... | 3428          0 | 5.
                                                     | /////////////// |
6. Participations in acceptances (as described in    | /////////////// |
   the instructions) acquired by the reporting       | /////////////// |
   (nonaccepting) bank.............................. | 3429          0 | 6.
                                                     | /////////////// |
7. Securities borrowed.............................. | 3432    139,149 | 7.
                                                     | /////////////// |
8. Securities lent (including customers' securities  | /////////////// |
   lent where the customer is indemnified against    | /////////////// |
   loss by the reporting bank)...................... | 3433  1,059,277 | 6.
                                                     | /////////////// |
9. Loan transferred (i.e., sold or swapped) with     | /////////////// |
   recourse that have been treated as sold for Call  | /////////////// |
   Report purpose:                                   | /////////////// |
                                                     | /////////////// |
   a. FNMA and FHLC: residential morgage loan pools: | /////////////// |
      (1) Outstanding principal balance of           | /////////////// |
          mortgages transferred as of the report     | /////////////// |
          date...................................... | 3650          0 | 9.a.(1)
      (2) Amount principal exposure on these         | /////////////// |
          mortgages as of the report date........... | 3651          0 | 9.a.(2)
   b. Private (nongovernment-issues or -guarenteed)  | /////////////// |
      residential mortgage loan pools:               | /////////////// |
      (1) Outstanding principal balance of mortgages | /////////////// |
          transferred as of the report date......... | 3652          0 | 9.b.(1)
      (2) Amount principal exposure on these         | /////////////// |
          mortgages as of the report date........... | 3653          0 | 9.b.(2)
   c. Farmer Mac agricultural mortgages loan pools:  | /////////////// |
      (1) Outstanding principal balance of mortgages | /////////////// |
          transferred as of the report date......... | 3654          0 | 9.c.(1)
      (2) Amount principal exposure on these         | /////////////// |
          mortgages as of the report date........... | 3655          0 | 9.c.(2)
   d. Small business obligations transferred with    | /////////////// |
      recourse under Section 208 of the Riegle      | /////////////// |
      Community Development and Regulatory           | /////////////// |
      Improvement Act of 1994:                       | /////////////// |
      (1) Outstanding principal balance of small     | /////////////// |
          business obligations transferred as of     | /////////////// |
          the report date......... | A249          0 | 9.d.(1)
      (2) Amount principal exposure on these         | /////////////// |
          mortgages as of the report date........... | A250          0 | 9.d.(2)
                                                     | /////////////// |
10. When issued securities:                          | /////////////// |
    a. Gross commitments to purchase................ | 3434          0 | 10.a.
    b. Gross commitments to sell.................... | 3435          0 | 10.b.
                                                     | /////////////// |
11. Spot foreign exchange contracts................. | 8765         32 | 11.
                                                     | /////////////// |
12. All other off-balance sheet liabilities          | /////////////// |
    (exclude off-balance sheet derivatives) (itemize | /////////////// |
    and describe each component of this item over 25%| /////////////// |
    of Schedule RC, item 28, "Total equity capital") | 3430          0 | 12.
                                                     | /////////////// |
      ------------                  -----------------| /////////////// |
    a.| TEXT 3555 |                | RCFD 3555|      | /////////////// | 12.a.
      -----------------------------------------------| /////////////// |
    b.| TEXT 3556 |                | RCFD 3556|      | /////////////// | 12.b.
      -----------------------------------------------| /////////////// |
    c.| TEXT 3557 |                | RCFD 3557|      | /////////////// | 12.c.
      -----------------------------------------------| /////////////// |
    d.| TEXT 3558 |                | RCFD 3558|      | /////////////// | 12.d.
      -----------------------------------------------------------------



Legal Title of Bank:    Norwest Bank Colorado, N.A.             Call Date:  12/31/96 ST-BK:08-0510 FFIEC 001
Address:                1740 Broadway
City, State  Zip        Denver, CO  80274-8604
FDIC Certificate No.:   0 3 0 1 1
                        ---------

SCHEDULE RC-L--CONTINUED


                                                                        Dollar Amounts in Thousands | RCFD Bil Mil Thou|
--------------------------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and           //////////////////
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")    5591             0  13.

          ---------                                                                  -----------------
    a.   TEXT 5592                                                                  RCFD 5592         //////////////////  13.a.
         ---------------------------------------------------------------------------
    b.   TEXT 5593                                                                  RCFD 5593         //////////////////  13.b.
         ---------------------------------------------------------------------------
    c.   TEXT 5594                                                                  RCFD 5594         //////////////////  13.c.
         ---------------------------------------------------------------------------
    d.   TEXT 5595                                                                  RCFD 5595         //////////////////  13.d.
         ----------------------------------------------------------------------------------------------------------------

                                                                                                                  c461
                                                -----------------  -----------------  -----------------  -----------------
                                                    (Column A)        (Column B)       (Column C)         (Column D)
                Dollar Amounts in Thousands      Interest Rate     Foreign Exchange  Equity Derivative   Commodity and
----------------------------------------------
        Off-balance Sheet Derivatives              Contracts         Contracts          Contracts        Other Contracts
              Position Indicators              Tril Bil Mil Thou  Tril Bil Mil Thou  Tril Bil Mil Thou  Tril Bil Mil Thou
                                                -----------------  -----------------  -----------------  -----------------
14. Gross amounts (e.g.,notional               /////////////////  /////////////////  /////////////////  /////////////////
    amounts) (for each column, sum of          /////////////////  /////////////////  /////////////////  /////////////////
    items 14.a through 14.e must equal         /////////////////  /////////////////  /////////////////  /////////////////
    sum of items 15, 16.a, and 16.b):          /////////////////  /////////////////  /////////////////  /////////////////
                                                -----------------  -----------------  -----------------  -----------------
    a.   Futures contracts....................                 0                  0                  0                  0 14.a.
                                                -----------------  -----------------  -----------------  -----------------
                                                    RCFD 8693        RCFD 8694         RCFD 8695           RCFD 8696
                                                -----------------  -----------------  -----------------  -----------------
    b.   Forward contracts....................                 0                260                  0                  0 14.b.
                                                -----------------  -----------------  -----------------  -----------------
                                                    RCFD 8697        RCFD 8698         RCFD 8699           RCFD 8700
                                                -----------------  -----------------  -----------------  -----------------
    c.   Exchange-traded option contracts:     /////////////////  /////////////////  /////////////////  /////////////////
                                                -----------------  -----------------  -----------------  -----------------
         (1) Written options                                   0                  0                  0                  0 14.c.(1)
                                                -----------------  -----------------  -----------------  -----------------
                                                    RCFD 8701        RCFD 8702          RCFD 8703          RCFD 8704
                                                -----------------  -----------------  -----------------  -----------------
         (2) Purchased Options                                0                0                     0                  0 14.c.(2)
                                                -----------------  -----------------  -----------------  -----------------
                                                    RCFD 8705        RCFD 8706          RCFD 8707          RCFD 8708
                                                -----------------  -----------------  -----------------  -----------------
    d.   Over-the-counter option contracts:    /////////////////  /////////////////  /////////////////  /////////////////
                                                -----------------  -----------------  -----------------  -----------------
         (1) Written options                                   0                  0                  0                  0 14.d.(1)
                                                -----------------  -----------------  -----------------  -----------------
                                                    RCFD 8709        RCFD 8710          RCFD 8711          RCFD 8712
                                                -----------------  -----------------  -----------------  -----------------
         (2) Purchased options                                 0                  0                  0                  0 14.d.1(2)
                                                -----------------  -----------------  -----------------  -----------------
                                                    RCFD 8713        RCFD 8714          RCFD 8715          RCFD 8716
                                                -----------------  -----------------  -----------------  -----------------
    e.   Swaps...............................                  0                  0                  0                  0 14.e
                                                -----------------  -----------------  -----------------  -----------------
                                                    RCFD 3450        RCFD 3826          RCFD 8719          RCFD 8720
                                                -----------------  -----------------  -----------------  -----------------
15. Total gross notional amount of             /////////////////  /////////////////  /////////////////  /////////////////
    derivative contracts held for trading....                  0                260                  0                  0 15.
                                                -----------------  -----------------  -----------------  -----------------
                                                    RCFD A126        RCFD A127          RCFD 8723          RCFD 8724
                                                -----------------  -----------------  -----------------  -----------------
16. Total gross notional amount of             /////////////////  /////////////////  /////////////////  /////////////////
    derivative contracts held for              /////////////////  /////////////////  /////////////////  /////////////////
    purposes other than trading:               /////////////////  /////////////////  /////////////////  /////////////////
                                                -----------------  -----------------  -----------------  -----------------
    a.   Contracts marked to market..........                  0                  0                  0                  0 16.a.
                                                -----------------  -----------------  -----------------  -----------------
                                                    RCFD 8725        RCFD 8726          RCFD 8727           RCFD 8728
                                                -----------------  -----------------  -----------------  -----------------
    b.   Contracts not marked to market......                  0                  0                  0                  0
                                                -----------------  -----------------  -----------------  -----------------
                                                    RCFD  8729       RCFD 8730          RCFD 8731           RCFD 8732
                                                -----------------  -----------------  -----------------  -----------------



Legal Title of Bank:    Norwest Bank Colorado, N.A.                Call Date:  12/31/96 ST-BK: 08-0510 FFIEC 011
Address:                1740 Broadway                                                                 Page RC-16
City, State  Zip        Denver, CO  80274-6604
FDIC Certificate No.:   0 3 0 1 1
                        ---------

SCHEDULE RC-L--CONTINUED


                                                  (Column A)        (Column B)           (Column C)         (Column D)
                  Dollar Amounts in Thousands  Interest Rate     Foreign Exchange   Equity Derivative      Commodity and
----------------------------------------------    Contracts          Contracts           Contracts        Other Contracts
      Off-Balance Sheet Derivatives           -----------------  -----------------    ----------------- -----------------
           Position Indicators                 RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou   RCFD Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------
17.  Gross fair values of                      ////////////////   ////////////////   //////////////      /////////////////
     derivative contracts:                     ////////////////   ////////////////   //////////////      /////////////////
    a.  Contracts held for                     ////////////////   ////////////////   //////////////      /////////////////
        trading:                               ////////////////   ////////////////   //////////////      /////////////////
        (1)  Gross positive                    ////////////////   ////////////////   //////////////      /////////////////
             fair value................        8733           0   8734           0   8735         0      8736            0 17.a. (1)
        (2)  Gross negative                    ////////////////   ////////////////   //////////////      /////////////////
             fair value................        8737           0   8738           3   8739         0      8740            0 17.a. (2)
    b.  Contracts held for                     ////////////////   ////////////////   //////////////      /////////////////
        purposes other than                    ////////////////   ////////////////   //////////////      /////////////////
        trading that are marked                ////////////////   ////////////////   //////////////      /////////////////
        to market:                             ////////////////   ////////////////   //////////////      /////////////////
        (1)  Gross positive                    ////////////////   ////////////////   //////////////      /////////////////
             fair value................        8741           0   8742           0   8743         0      8744            0 17.b. (1)
        (2)  Gross negative                    ////////////////   ////////////////   //////////////
             fair value................        8745           0   8746           0   8747         0      8748            0 17.b. (2)
    c.  Contracts held for                     ////////////////   ////////////////   //////////////      /////////////////
        purposes other than                    ////////////////   ////////////////   //////////////      /////////////////
        trading that are not                   ////////////////   ////////////////   //////////////      /////////////////
        marked to market:                      ////////////////   ////////////////   //////////////      /////////////////
        (1)  Gross positive                    ////////////////   ////////////////   //////////////      /////////////////
             fair value................        8745           0   8750           0   8751         0      8752            0 17.c. (1)
        (2)  Gross negative                    ////////////////   ////////////////   //////////////      /////////////////
             fair value................        8753           0   8754           0   8755         0      8756            0 17.c. (2)
                                               ------------------------------------------------------------------------


Memoranda                                                                Dollar Amounts in Thousands       RCFD Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1. - 2.  Not applicable                                                                                    //////////////
3.  Unused commitments with an original maturity exceeding one year that are reported in                   //////////////
    Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments            //////////////
    that are fee paid or otherwise legally binding)...............................................         3833 1,044,892   M.3.
    a.  Participations in commitments with an original maturity                                            //////////////
        exceeding one year conveyed to others...............................RCFD 3834       212,022        //////////////   M.3.a.
                                                                        ----------------------------       //////////////
4.  To be completed only by banks with $1 billion or more in total assets:                                 //////////////
    Standby letters of credit and foreign office guarantees (both financial and performance) issued        //////////////
    to non-U.S. addresses (domicile) included in Schedule RC-L, items 2 and 3, above..............         3377         0    M.4.
5.  Installment loans to individuals for household, family, and other personal expenditures that           //////////////
    have been securitized and sold without resources (with servicing retained), amounts outstanding        //////////////
    by type of loan:                                                                                       //////////////
    a.  Loans to purchase private passenger automobiles (to be completed for the                           //////////////
        September report only)....................................................................         2741       N/A   M.5.a.
    b.  Credit cards and related plans (TO BE COMPLETED QUARTERLY)................................         2742    74,949   M.5.b.
    c.  All other consumer installment credit (including mobile home loans) (to be completed for the       //////////////
        September report only)....................................................................         2743       N/A   M.5.c.
                                                                                                           ---------------

Legal Title of Bank:   Norwest Bank Colorado, N.A.       Call Date:    12/31/96
Address:               1740 Broadway                     ST-BK:        08-0510
City, State    Zip:    Denver, CO   80274-8604           FFIEC 031
FDIC Certificate No.:  |0|3|0|1|1|                       Page RC-17
                       -----------

SCHEDULE RC-M--MEMORANDA

                                                                                                                 ----------
                                                                                                                 |  C465  |
                                                                                                     ----------------------
                                                                         Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
---------------------------------------------------------------------------------------------------------------------------
1.  Extensions of credit by the reporting bank to its executive officers, directors, principal       | ////////////////// |
    shareholders, and their related interests as of the report date:                                 | ////////////////// |
    a.  Aggregate amount of all extensions of credit to all executive officers, directors, principal | ////////////////// |
        shareholders, and their related interests................................................... | 6164         1,399 | 1.a.
    b.  Number of executive officers, directors, and principal shareholders to whom the amount of    | ////////////////// |
        all extensions of credit by the reporting bank (including extensions of credit to            | ////////////////// |
        related interests) equals or exceeds the lesser of $500,000 or 5 percent              Number | ////////////////// |
                                                                             ------------------------| ////////////////// |
        of total capital as defined for this purpose in agency requlations.  |  RCFD 6165  |       2 | ////////////////// | 1.b.
                                                                             ------------------------| ////////////////// |
2.  Federal funds sold and securities purchased under agreements to resell with U.S. branches        | ////////////////// |
    and agencies of foreign banks(1) (included in Schedule RC, items 3.a and 3.b)................... | 3405             0 | 2.
3.  Not applicable.                                                                                  | ////////////////// |
4.  Outstanding principal balance of 1-4 family residential mortgage loans serviced for others       | ////////////////// |
    (include both retained servicing and purchased servicing):                                       | ////////////////// |
    a.  Mortgages serviced under a GNMA contract.................................................... | 5500             0 | 4.a.
    b.  Mortgages serviced under a FHLMC contract:                                                   | ////////////////// |
        (1)  Serviced with recourse to servicer..................................................... | 5501             0 | 4.b.(1)
        (2)  Serviced without recourse to servicer.................................................. | 5502             0 | 4.b.(2)
    c.  Mortgages serviced under a FNMA contract:                                                    | ////////////////// |
        (1)  Serviced under a regular option contract............................................... | 5503             0 | 4.c.(1)
        (2)  Serviced under a special option contract............................................... | 5504             0 | 4.c.(2)
    d.  Mortgages serviced under other servicing contracts.......................................... | 5505             0 | 4.d.
5.  To be completed only by banks with $1 billion or more in total assets:                           | ////////////////// |
    Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must      | ////////////////// |
    equal Schedule RC, item 9):                                                                      | ////////////////// |
    a.  U.S. addresses (domicile)................................................................... | 2103         2,367 | 5.a.
    b.  Non-U.S. addresses (domicile)............................................................... | 2104             0 | 5.b.
6.  Intangible assets:                                                                               | ////////////////// |
    a.  Mortgage servicing rights................................................................... | 3164             0 | 6.a.
    b.  Other identifiable intangible assets:                                                        | ////////////////// |
        (1)  Purchased credit card relationships.................................................... | 5506             0 | 6.b.(1)
        (2)  All other identifiable intangible assets............................................... | 5507             0 | 6.b.(2)
    c.  Goodwill.................................................................................... | 3163           119 | 6.c.
    d.  Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)...................... | 2143           119 | 6.d.
    e.  Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or | ////////////////// |
        are otherwise qualifying for regulatory capital purposes.................................... | 6442             0 | 6.e.
7.  Mandatory convertible debt, net of common or perpetual preferred stock dedicated to              | ////////////////// |
    redeem the debt................................................................................. | 3295             0 | 7.
                                                                                                     ----------------------
------------------
(1)  Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

                                                           27

Legal Title of Bank:   Norwest Bank Colorado, N.A.       Call Date:    12/31/96
Address:               1740 Broadway                     ST-BK:        08-0510
City, State    Zip:    Denver, CO   80274-8604           FFIEC 031
FDIC Certificate No.:  |0|3|0|1|1|                       Page RC-18
                       -----------

SCHEDULE RC-M--CONTINUED

                                                                                               -------------------------
                                                                   Dollar Amounts in Thousands |          Bil Mil Thou |
------------------------------------------------------------------------------------------------------------------------
 8.  a.  Other real estate owned:                                                              | ///////////////////// |
         (1)  Direct and indirect investments in real estate ventures......................... | RCFD 5372           0 | 8.a.(1)
         (2)  All other real estate owned:                                                     | ///////////////////// |
              (a)  Construction and land development in domestic offices...................... | RCON 5508           0 | 8.a.(2)(a)
              (b)  Farmland in domestic offices............................................... | RCON 5509           0 | 8.a.(2)(b)
              (c)  1-4 family residential properties in domestic offices...................... | RCON 5510         428 | 8.a.(2)(c)
              (d)  Multifamily (5 or more) residential properties in domestic offices......... | RCON 5511           0 | 8.a.(2)(d)
              (e)  Nonfarm nonresidential properties in domestic offices...................... | RCON 5512           0 | 8.a.(2)(e)
              (f)  In foreign offices......................................................... | RCFN 5513           0 | 8.a.(2)(f)
         (3)  Total (sum of 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7)............. | RCFD 2150         428 | 8.a.(3)
     b.  Investments in unconsolidated subsidiaries and associated companies:                  | ///////////////////// |
         (1)  Direct and indirect investments in real estate ventures......................... | RCFD 5374           0 | 8.b.(1)
         (2)  All other investments in unconsolidated subsidiaries and associated companies... | RCFD 5375           0 | 8.b.(2)
         (3)  Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8)....... | RCFD 2130           0 | 8.b.(3)
     c.  Total assets of unconsolidated subsidiaries and associated companies................. | RCFD 5376           0 | 8.c.
 9.  Noncumulative perpetual preferred stock and related surplus included in Schedule RC,      | ///////////////////// |
     item 23, "Perpetual preferred stock and related surplus"................................. | RCFD 3778           0 | 9.
10.  Mutual fund and annuity sales in domestic offices during the quarter (include             | ///////////////////// |
     proprietary, private label, and third party products):                                    | ///////////////////// |
     a.  Money market funds................................................................... | RCON 6441   1,367,503 | 10.a.
     b.  Equity securities funds.............................................................. | RCON 8427           0 | 10.b.
     c.  Debt securities funds................................................................ | RCON 8428           0 | 10.c.
     d.  Other mutual funds................................................................... | RCON 8429      24,701 | 10.d.
     e.  Annuities............................................................................ | RCON 8430      13,015 | 10.e.
     f.  Sales of proprietary mutual funds an annuities (included in items 10.a through        | ///////////////////// |
         10.e above).......................................................................... | RCON 8784     987,124 | 10.f.
                                                                                               -------------------------

-----------------------------------------------------------------------------------------------------------------------------------
|                                                                                                   -----------------------       |
|Memorandum                                                        Dollar Amounts in Thousands      | RCFD   Bil Mil Thou |       |
|--------------------------------------------------------------------------------------------------------------------------       |
|1.  Interbank holdings of capital instruments (to be completed for the December report only):      | /////////////////// |       |
|    a.  Reciprocal holdings of banking organizations' capital instruments......................... | 3836              0 | M.1.a.|
|    b.  Nonreciprocal holdings of banking organizations' capital instruments...................... | 3837              0 | M.1.b.|
|                                                                                                   ----------------------        |
-----------------------------------------------------------------------------------------------------------------------------------

                                                           28

Legal Title of Bank:    Norwest Bank Colorado, N.A.                                  Call Date: 12/31/96 ST-BK: 08-0510 FFIEC 031
Address:                1740 Broadway                                                                                  Page RC-19
City, State  Zip:       Denver, CO  80274-8604
FDIC Certificate No.:   03011

SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES,
               AND OTHER ASSETS

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                                   C470    (-
                                                       ------------------------------------------------------------------
                                                            (Column A)             (Column B)             (Column C)
                                                             Past Due              Past Due 90            Nonaccrual
                                                          30 through 89            days or more
                                                          days and still            and still
                                                             accruing               accruing
                                                       ------------------------------------------------------------------
                         Dollar Amounts in Thousands   RCFD  Bil  Mil  Thou   RCFD  Bil  Mil  Thou   RCFD  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
 1. Loans secured by real estate:                      ////////////////////   ////////////////////   ////////////////////
    a. To U.S. addresses (domicile) .................  1245          15,587   1246             564   1247           2,516   1.a.
    b. To non-U.S. addresses (domicile) .............  1248               0   1249               0   1250               0   1.b.
 2. Loans to depository institutions and acceptances   ////////////////////   ////////////////////   ////////////////////
    of other banks:                                    ////////////////////   ////////////////////   ////////////////////
    a. To U.S. banks and other U.S. depository         ////////////////////   ////////////////////   ////////////////////
       institutions .................................  5377               0   5378               0   5379               0   2.a.
    b. To foreign banks .............................  5380               0   5381               0   5382               0   2.b.
 3. Loans to finance agricultural production and       ////////////////////   ////////////////////   ////////////////////
    other loans to farmers ..........................  1594           1,156   1597             797   1583               7   3.
 4. Commercial and industrial loans:                   ////////////////////   ////////////////////   ////////////////////
    a. To U.S. addresses (domicile) .................  1251          12,299   1252           1,815   1253           1,549   4.a.
    b. To non-U.S. addresses (domicile) .............  1254               0   1255               0   1256               0   4.b.
 5. Loans to individuals for household, family, and    ////////////////////   ////////////////////   ////////////////////
    other personal expenditures:                       ////////////////////   ////////////////////   ////////////////////
    a. Credit cards and related plans ...............  5383           1,566   5384             472   5385               0   5.a.
    b. Other (includes single payment, installment,    ////////////////////   ////////////////////   ////////////////////
       and all student loans) .......................  5386          15,406   5387           5,173   5388              14   5.b.
 6. Loans to foreign governments and official          ////////////////////   ////////////////////   ////////////////////
    institutions ....................................  5389               0   5390               0   5391               0   6.
 7. All other loans .................................  5459              98   5460             555   5461           1,498   7.
 8. Lease financing receivables:                       ////////////////////   ////////////////////   ////////////////////
    a. Of U.S. addressees (domicile) ................  1257               0   1258               0   1259               0   8.a.
    b. Of non-U.S. addressees (domicile) ............  1271               0   1272               0   1791               0   8.b.
 9. Debt securities and other assets (exclude other    ////////////////////   ////////////////////   ////////////////////
    real estate owned and other repossessed assets)..  3505               0   3506               0   3507               0   9.
                                                       ------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                       ------------------------------------------------------------------
                                                       RCFD  Bil  Mil  Thou   RCFD  Bil  Mil  Thou   RCFD  Bil  Mil  Thou
                                                       ------------------------------------------------------------------
10. Loans and leases reported in items 1               ////////////////////   ////////////////////   ////////////////////
    through 8 above which are wholly or partially      ////////////////////   ////////////////////   ////////////////////
    guaranteed by the U.S. Government ...............  5612               0   5613               0   5614               0  10.
    a. Guaranteed portion of loans and leases          ////////////////////   ////////////////////   ////////////////////
       included in item 10 above ....................  5615               0   5616               0   5617               0  10.a.
                                                       ------------------------------------------------------------------


Legal Title of Bank:    Norwest Bank Colorado, N.A.                                  Call Date: 12/31/96 ST-BK: 08-0510 FFIEC 031
Address:                1740 Broadway                                                                                  Page RC-20
City, State  Zip:       Denver, CO  80274-8604
FDIC Certificate No.:   03011

SCHEDULE RC-N--CONTINUED

                                                                                                                   C473    (-
                                                       ------------------------------------------------------------------
                                                            (Column A)             (Column B)             (Column C)
                                                             Past Due              Past Due 90            Nonaccrual
                                                          30 through 89            days or more
                                                          days and still            and still
Memoranda                                                    accruing               accruing
                                                       ------------------------------------------------------------------
                         Dollar Amounts in Thousands   RCFD  Bil  Mil  Thou   RCFD  Bil  Mil  Thou   RCFD  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
 1. Restructured loans and leases included in          ////////////////////   ////////////////////   ////////////////////
    Schedule RC-N, items 1 through 8, above (and not   ////////////////////   ////////////////////   ////////////////////
    reported in Schedule RC-C, part I, Memorandum      ////////////////////   ////////////////////   ////////////////////
    item 2) .........................................  1658               0   1659               0   1661               0  M.1.
 2. Loans to finance commercial real estate,           ////////////////////   ////////////////////   ////////////////////
    construction, and land development activities      ////////////////////   ////////////////////   ////////////////////
    (not secured by real estate) included in           ////////////////////   ////////////////////   ////////////////////
    Schedule RC-N, items 4 and 7, above .............  6558               0   6559               0   6560               0  M.2.
 3. Loans secured by real estate in domestic offices   RCON  Bil  Mil  Thou   RCON  Bil  Mil  Thou   RCON  Bil  Mil  Thou
    (included in Schedule RC-N, item 1, above):        ////////////////////   ////////////////////   ////////////////////
    a. Construction and land development ............  2759           3,908   2769               7   3492           1,138  M.3.a.
    b. Secured by farmland ..........................  3493             531   3494               0   3495               0  M.3.b.
    c. Secured by 1-4 family residential properties:   ////////////////////   ////////////////////   ////////////////////
       (1)  Revolving, open-end loans secured by       ////////////////////   ////////////////////   ////////////////////
            1-4 family residential properties and      ////////////////////   ////////////////////   ////////////////////
            extended under lines of credit ..........  5398           1,109   5399             116   5400              29  M.3.c.(1)
       (2)  All other loans secured by 1-4 family      ////////////////////   ////////////////////   ////////////////////
            residential properties ..................  5401           4,998   5402             441   5403             392  M.3.c.(2)
    d. Secured by multifamily (5 or more) residential  ////////////////////   ////////////////////   ////////////////////
       properties ...................................  3499               0   3500               0   3501              58  M.3.d.
    e. Secured by nonfarm nonresidential properties..  3502           5,041   3503               0   3504             899  M.3.e.
                                                       ------------------------------------------------------------------


                                                       -----------------------------------------
                                                            (Column A)             (Column B)
                                                           Past Due 30             Past Due 90
                                                         through 89 days           days or more
                                                       --------------------------------------------
                                                       RCFD  Bil  Mil  Thou   RCFD  Bil  Mil  Thou
                                                       --------------------------------------------
 4. Interest rate, foreign exchange rate, and other    ////////////////////   ////////////////////
    commodity and equity contracts:                    ////////////////////   ////////////////////
    a. Book value of amounts carried as assets ......  3522               0   3528               0   M.4.a.
    b. Replacement cost of contracts with a            ////////////////////   ////////////////////
       positive replacement cost ....................  3529               0   3530               0   M.4.b.
                                                       --------------------------------------------


SCHEDULE RC-0--OTHER DATA FOR DEPOSIT INSURANCE ASSESSMENTS

                                                                                                            ----------
                                                                                                           |   C475   |
                                                                                       --------------------|----------
                                                   Dollar Amounts in Thousands         |   RCON   Bil   Mil    Thou   |
----------------------------------------------------------------------------------------------------------------------
                                                                                       |                              |
 1.  Unposted debits (see instructions):                                               |   ////////////////////////   |
     a. Actual amount of all unposted debits ......................................... |   0030                 N/A   |   1.a.
        OR                                                                             |   ////////////////////////   |
     b. Separate amount of unposted debits:                                            |   ////////////////////////   |
        (1) Actual amount of unposted debits to demand deposits ...................... |   0031              25,425   |   1.b.(1)
        (2) Actual amount of unposted debits to time and savings deposits(1).......... |   0032                   0   |   1.b.(2)
 2.  Unposted credits (see instructions):                                              |   ////////////////////////   |
     a. Actual amount of all unposted credits ........................................ |   3510                   0   |   2.a.
        OR                                                                             |   ////////////////////////   |
     b. Separate amount of unposted credits:                                           |   ////////////////////////   |
        (1) Actual amount of unposted credits to demand deposits...................... |   3512                 N/A   |   2.b.(1)
        (2) Actual amount of unposted credits to time and savings deposits(1)......... |   3514                 N/A   |   2.b.(2)
 3.  Uninvested trust funds (cash) held in bank's own trust department                 |   ////////////////////////   |
     (not included in total deposits in domestic offices) ............................ |   3520                   0   |   3.
 4.  Deposits of consolidated subsidiaries in domestic offices and in insured          |   ////////////////////////   |
     branches in Puerto Rico and U.S. territories and possessions (not included in     |   ////////////////////////   |
     total deposits):                                                                  |   ////////////////////////   |
     a. Demand deposits of consolidated subsidiaries ................................. |   2211               6,860   |   4.a.
     b. Time and savings deposits(1) of consolidated subsidiaries .................... |   2351                   0   |   4.b.
     c. Interest accrued and unpaid on deposits of consolidated subsidiaries ......... |   5514                   0   |   4.c.
 5.  Deposits in insured branches in Puerto Rico and U.S. territories and possessions: |   ////////////////////////   |
     a. Demand deposits in insured branches (included in Schedule RC-E, Part II) ..... |   2229                   0   |   5.a.
     b. Time and savings deposits(1) in insured branches (included in Schedule         |   ////////////////////////   |
        RC-E, Part II) ............................................................... |   2383                   0   |   5.b.
     c. Interest accrued and unpaid on deposits in insured branches                    |   ////////////////////////   |
        (included in Schedule RC-G, item 1.b) ........................................ |   5515                   0   |   5.c.
                                                                                       |                              |
                                                                                        ------------------------------


                                                                                        ------------------------------
Item 6 is not applicable to state nonmember banks that have not been authorized        |   ////////////////////////   |
by the Federal Reserve to act as pass-through correspondents.                          |   ////////////////////////   |
 6.  Reserve balances actually passed through to the Federal Reserve by the            |   ////////////////////////   |
     reporting bank on behalf of its respondent depository institutions that           |   ////////////////////////   |
     are also reflected as deposit liabilities of the reporting bank:                  |   ////////////////////////   |
     a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,        |   ////////////////////////   |
        item 4 or 5, column B) ....................................................... |   2314                   0   |   6.a.
     b. Amount reflected in time and savings deposits(1) (included in Schedule         |   ////////////////////////   |
        RC-E, Part I, item 4 or 5, column A or C, but not column B) .................. |   2315                   0   |   6.b.
 7.  Unamortized premiums and discounts on time and savings deposits:(1)               |   ////////////////////////   |
     a. Unamortized premiums ......................................................... |   5516                   0   |   7.a.
     b. Unamortized discounts ........................................................ |   5517                   0   |   7.b.
                                                                                        ------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              |
 8.  To be completed by banks with "Oakar deposits."                                    ------------------------------        |
     Total "Adjusted Attributable Deposits" of all institutions acquired under         |   ////////////////////////   |       |
     Section 5(d)(3) of the Federal Deposit Insurance Act (from most recent            |   ////////////////////////   |       |
     FDIC Oakar Transaction Worksheet(a)) ............................................ |   5518             807,172   |   8.  |
                                                                                        ------------------------------        |
                                                                                                                              |
------------------------------------------------------------------------------------------------------------------------------
                                                                                        ------------------------------
 9.  Deposits in lifeline accounts ................................................... |   5596 ///////////////////   |   9.
10.  Benefit-responsive "Depository Institution Investment Contracts" (included in     |   ////////////////////////   |
     total deposits in domestic offices) ............................................. |   8432                   0   |  10.
                                                                                        ------------------------------

_____________________
(1)  For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.



                                                                                       -------------------------------
                                                   Dollar Amounts in Thousands         |   RCON   Bil   Mil    Thou   |
----------------------------------------------------------------------------------------------------------------------
                                                                                       |
11. Adjustments to demand deposits in domestic offices reported in Schedule RC-E       |   ////////////////////////   |
    for certain reciprocal demand balances:                                            |   ////////////////////////   |
    a. Amount by which demand deposits would be reduced if reciprocal demand           |   ////////////////////////   |
       balances between the reporting bank and savings associations were reported      |   ////////////////////////   |
       on a net basis rather than a gross basis in Schedule RC-E ..................... |   8785                   0   |  11.a.
    b. Amount by which demand deposits would be increased if reciprocal demand         |   ////////////////////////   |
       balances between the reporting bank and U.S. branches and agencies of foreign   |   ////////////////////////   |
       banks were reported on a gross basis rather than a net basis in                 |   ////////////////////////   |
       Schedule RC-E ................................................................. |   A181                   0   |  11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of    |   ////////////////////////   |
       collection were included in the calculation of net reciprocal demand           |   ////////////////////////   |
       balances between the reporting bank and the domestic offices of U.S. banks      |   ////////////////////////   |
       and savings associations in Schedule RC-E ..................................... |   A182                   0   |  11.c.
                                                                                        ------------------------------

Memoranda (to be completed each quarter except as noted)


                                                                                       -------------------------------
                                                   Dollar Amounts in Thousands         |   RCON   Bil   Mil    Thou   |
----------------------------------------------------------------------------------------------------------------------
1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and |   ////////////////////////  |
   1.b.(1) must equal Schedule RC, item 13.a):                                         |   ////////////////////////  |
   a. Deposit accounts of $100,000 or less:                                            |   ////////////////////////  |
      (1) Amount of deposit accounts of $100,000 or less.............................. |   2702           4,242,160  |   M.1.a.(1)
      (2) Number of deposit accounts of $100,000 or less (to be                 Number |   ////////////////////////  |
          completed for the June report only) ..................  -------------------  |   ////////////////////////  |
                                                                  | RCON 3779  |  N/A  |   ////////////////////////  |   M.1.a.(2)
   b. Deposit accounts of more than $100,000:                     -------------------- |   ////////////////////////  |
      (1) Amount of deposit accounts of more than $100,000 ........................... |   2710           2,799,134  |   M.1.b.(1)
                                                                                Number |   ////////////////////////  |
                                                                  -------------------- |   ////////////////////////  |
      (2) Number of deposit accounts of more than $100,000 ......| RCON 2722  |  7,671 |   ////////////////////////  |   M.1.b.(2)
                                                                  --------------------  -----------------------------
2. Estimated amount of uninsured deposits in domestic offices of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a                   YES              NO
      method or procedure for determining a better estimate of uninsured                ----------------------------
      deposits than the estimate described above .....................................  |  6861  |      |/////|    X|    M.2.a.
   b. If the box marked YES has been checked, report the estimate of uninsured          |  RCON   Bil   Mil   Thou  |
      deposits determined by using your bank's method or procedure ...................  |  5597                N/A  |    M.2.b.
                                                                                         ---------------------------


---------------------------------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:                                   | C477 |
                                                                                                                          ------

Laura Ewald                                                             (303) 863-4591
------------------------------------------------------------------      ---------------------------------------------------------
Name and Title (TEXT 8901)                                              Area code/phone number/extension (TEXT 3902)

                                        32

SCHEDULE RC-0--OTHER DATA FOR DEPOSIT INSURANCE ASSESSMENTS

                                                                                                            ----------
                                                                                                           |   C475   |
                                                                                       --------------------|----------
                                                   Dollar Amounts in Thousands         |   RCON   Bil   Mil    Thou   |
----------------------------------------------------------------------------------------------------------------------
                                                                                       |                              |
 1.  Unposted debits (see instructions):                                               |   ////////////////////////   |
     a. Actual amount of all unposted debits ......................................... |   0030                 N/A   |   1.a.
        OR                                                                             |   ////////////////////////   |
     b. Separate amount of unposted debits:                                            |   ////////////////////////   |
        (1) Actual amount of unposted debits to demand deposits ...................... |   0031              25,425   |   1.b.(1)
        (2) Actual amount of unposted debits to time and savings deposits(1).......... |   0032                   0   |   1.b.(2)
 2.  Unposted credits (see instructions):                                              |   ////////////////////////   |
     a. Actual amount of all unposted credits ........................................ |   3510                   0   |   2.a.
        OR                                                                             |   ////////////////////////   |
     b. Separate amount of unposted credits:                                           |   ////////////////////////   |
        (1) Actual amount of unposted credits to demand deposits...................... |   3512                 N/A   |   2.b.(1)
        (2) Actual amount of unposted credits to time and savings deposits(1)......... |   3514                 N/A   |   2.b.(2)
 3.  Uninvested trust funds (cash) held in bank's own trust department                 |   ////////////////////////   |
     (not included in total deposits in domestic offices) ............................ |   3520                   0   |   3.
 4.  Deposits of consolidated subsidiaries in domestic offices and in insured          |   ////////////////////////   |
     branches in Puerto Rico and U.S. territories and possessions (not included in     |   ////////////////////////   |
     total deposits):                                                                  |   ////////////////////////   |
     a. Demand deposits of consolidated subsidiaries ................................. |   2211               6,860   |   4.a.
     b. Time and savings deposits(1) of consolidated subsidiaries .................... |   2351                   0   |   4.b.
     c. Interest accrued and unpaid on deposits of consolidated subsidiaries ......... |   5514                   0   |   4.c.
 5.  Deposits in insured branches in Puerto Rico and U.S. territories and possessions: |   ////////////////////////   |
     a. Demand deposits in insured branches (included in Schedule RC-E, Part II) ..... |   2229                   0   |   5.a.
     b. Time and savings deposits(1) in insured branches (included in Schedule         |   ////////////////////////   |
        RC-E, Part II) ............................................................... |   2383                   0   |   5.b.
     c. Interest accrued and unpaid on deposits in insured branches                    |   ////////////////////////   |
        (included in Schedule RC-G, item 1.b) ........................................ |   5515                   0   |   5.c.
                                                                                       |                              |
                                                                                        ------------------------------


                                                                                        ------------------------------
Item 6 is not applicable to state nonmember banks that have not been authorized        |   ////////////////////////   |
by the Federal Reserve to act as pass-through correspondents.                          |   ////////////////////////   |
 6.  Reserve balances actually passed through to the Federal Reserve by the            |   ////////////////////////   |
     reporting bank on behalf of its respondent depository institutions that           |   ////////////////////////   |
     are also reflected as deposit liabilities of the reporting bank:                  |   ////////////////////////   |
     a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,        |   ////////////////////////   |
        item 4 or 5, column B) ....................................................... |   2314                   0   |   6.a.
     b. Amount reflected in time and savings deposits(1) (included in Schedule         |   ////////////////////////   |
        RC-E, Part I, item 4 or 5, column A or C, but not column B) .................. |   2315                   0   |   6.b.
 7.  Unamortized premiums and discounts on time and savings deposits:(1)               |   ////////////////////////   |
     a. Unamortized premiums ......................................................... |   5516                   0   |   7.a.
     b. Unamortized discounts ........................................................ |   5517                   0   |   7.b.
                                                                                        ------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              |
 8.  To be completed by banks with "Oakar deposits."                                    ------------------------------        |
     Total "Adjusted Attributable Deposits" of all institutions acquired under         |   ////////////////////////   |       |
     Section 5(d)(3) of the Federal Deposit Insurance Act (from most recent            |   ////////////////////////   |       |
     FDIC Oakar Transaction Worksheet(a)) ............................................ |   5518             807,172   |   8.  |
                                                                                        ------------------------------        |
                                                                                                                              |
------------------------------------------------------------------------------------------------------------------------------
                                                                                        ------------------------------
 9.  Deposits in lifeline accounts ................................................... |   5596 ///////////////////   |   9.
10.  Benefit-responsive "Depository Institution Investment Contracts" (included in     |   ////////////////////////   |
     total deposits in domestic offices) ............................................. |   8432                   0   |  10.
                                                                                        ------------------------------

_____________________
(1)  For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.



                                                                                       -------------------------------
                                                   Dollar Amounts in Thousands         |   RCON   Bil   Mil    Thou   |
----------------------------------------------------------------------------------------------------------------------
                                                                                       |
11. Adjustments to demand deposits in domestic offices reported in Schedule RC-E       |   ////////////////////////   |
    for certain reciprocal demand balances:                                            |   ////////////////////////   |
    a. Amount by which demand deposits would be reduced if reciprocal demand           |   ////////////////////////   |
       balances between the reporting bank and savings associations were reported      |   ////////////////////////   |
       on a net basis rather than a gross basis in Schedule RC-E ..................... |   8785                   0   |  11.a.
    b. Amount by which demand deposits would be increased if reciprocal demand         |   ////////////////////////   |
       balances between the reporting bank and U.S. branches and agencies of foreign   |   ////////////////////////   |
       banks were reported on a gross basis rather than a net basis in                 |   ////////////////////////   |
       Schedule RC-E ................................................................. |   A181                   0   |  11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of    |   ////////////////////////   |
       collection were included in the calculation of net reciprocal demand           |   ////////////////////////   |
       balances between the reporting bank and the domestic offices of U.S. banks      |   ////////////////////////   |
       and savings associations in Schedule RC-E ..................................... |   A182                   0   |  11.c.
                                                                                        ------------------------------

Memoranda (to be completed each quarter except as noted)


                                                                                       -------------------------------
                                                   Dollar Amounts in Thousands         |   RCON   Bil   Mil    Thou   |
----------------------------------------------------------------------------------------------------------------------
1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and |   ////////////////////////  |
   1.b.(1) must equal Schedule RC, item 13.a):                                         |   ////////////////////////  |
   a. Deposit accounts of $100,000 or less:                                            |   ////////////////////////  |
      (1) Amount of deposit accounts of $100,000 or less.............................. |   2702           4,242,160  |   M.1.a.(1)
      (2) Number of deposit accounts of $100,000 or less (to be                 Number |   ////////////////////////  |
          completed for the June report only) ..................  -------------------  |   ////////////////////////  |
                                                                  | RCON 3779  |  N/A  |   ////////////////////////  |   M.1.a.(2)
   b. Deposit accounts of more than $100,000:                     -------------------- |   ////////////////////////  |
      (1) Amount of deposit accounts of more than $100,000 ........................... |   2710           2,799,134  |   M.1.b.(1)
                                                                                Number |   ////////////////////////  |
                                                                  -------------------- |   ////////////////////////  |
      (2) Number of deposit accounts of more than $100,000 ......| RCON 2722  |  7,671 |   ////////////////////////  |   M.1.b.(2)
                                                                  --------------------  -----------------------------
2. Estimated amount of uninsured deposits in domestic offices of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a                   YES              NO
      method or procedure for determining a better estimate of uninsured                ----------------------------
      deposits than the estimate described above .....................................  |  6861  |      |/////|    X|    M.2.a.
   b. If the box marked YES has been checked, report the estimate of uninsured          |  RCON   Bil   Mil   Thou  |
      deposits determined by using your bank's method or procedure ...................  |  5597                N/A  |    M.2.b.
                                                                                         ---------------------------


---------------------------------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:                                   | C477 |
                                                                                                                          ------

Laura Ewald                                                             (303) 863-4591
------------------------------------------------------------------      ---------------------------------------------------------
Name and Title (TEXT 8901)                                              Area code/phone number/extension (TEXT 3902)

                                        32

                                 Call Date: 12/31/96  ST-BK: 08-0510  FFIEC 031
                                                                      Page RC-23

Legal Title of Bank:  Norwest Bank Colorado, N.A.
Address:              1740 Broadway
City, State  Zip:     Denver, CO 80274-8604
FDIC Certificate No.: |0|3|0|1|1|

SCHEDULE RC-R--REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1.  Test for determining the extent to which Schedule RC-R
    must be completed. To be completed only by banks with
    total assets of less than $1 billion. Indicate in the
    appropriate box at the right whether the bank has total        | C480   |
    capital greater than or equal to eight percent of          |YES      NO |
    adjusted total assets........................... |RCFD 6056|   |////|   | 1.
      For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
      If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.
      A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

--------------------------------------------------------------------
    NOTE: All banks are required to complete items 2 and 3 below. See optional worksheet for items 3.a through 3.f.
--------------------------------------------------------------------

                                                           ------------------------------------------------------------
                                                                     (Column A)                  (Column B)
                                                                Subordinated Debt(1)                Other
                            Dollar Amounts in Thousands           and Intermediate               Limited-Life
-------------------------------------------------------         Term Preferred Stock         Capital Instruments
2.  Subordinated debt(1) and other limited-life capital    ------------------------------------------------------------
    instruments (original weighted average maturity of     RCFD    Bil   Mil   Thou         RCFD    Bil  Mil  Thou
    at least five years) with a remaining maturity of:     ------------------------------------------------------------
    a. One year or less.................................   3780                   0         3786                 0       2.a.
    b. Over one year through two years..................   3781                   0         3787                 0       2.b.
    c. Over two years through three years...............   3782                   0         3788                 0       2.c.
    d. Over three years through four years..............   3783                   0         3789                 0       2.d.
    e. Over four years through five years...............   3784                   0         3790                 0       2.e.
    f. Over five years..................................   3785                   0         3791                 0       2.f.
                                                           ------------------------------------------------------------
3.  Amounts used in calculating regulatory capital                                          //////////////////////
    ratios (report amounts determined by the bank for                                       //////////////////////
    its own internal regulatory capital analyses                                            ----------------------
    consistent with applicable capital standards):                                          RCFD    Bil  Mil  Thou
                                                                                            ----------------------
    a. Tier 1 capital.....................................................................  8274           393,700       3.a.
    b. Tier 2 capital.....................................................................  8275           102,638       3.b.
    c. Total risk-based capital...........................................................  3792           496,338       3.c.
    d. Excess allowance for loan and lease losses.........................................  A222            22,453       3.d.
    e. Risk-weighted assets (net of all deductions, including excess allowance)...........  A223         4,828,573       3.e.
    f. "Average total assets" (net of all assets deducted from Tier 2 capital 3)(2).......  A224         7,413,837
                                                                                            ----------------------

                                                           ------------------------------------------------------------
                                                                      (Column A)                  (Column B)
Items 4-9 and Memoranda items 1 and 2 are to be completed               Assets                  Credit Equiv-
by banks that answered NO to item 1 above and                          Recorded                  alent Amount
by banks with total assets of $1 billion or more.                       on the                  of Off-Balance
                                                                     Balance Sheet              Sheet Items(3)
                                                           ------------------------------------------------------------
4.  Assets and credit equivalent amounts of off-balance    RCFD    Bil   Mil   Thou         RCFD    Bil   Mil   Thou
    sheet items assigned to the Zero percent risk          ------------------------------------------------------------
    category:                                              ////////////////////////         ////////////////////////
    a. Assets recorded on the balance sheet:               ////////////////////////         ////////////////////////
       (1) Securities issued by, other claims on, and      ////////////////////////         ////////////////////////
           claims unconditionally guaranteed by, the       ////////////////////////         ////////////////////////
           U.S. Government and its agencies and other      ////////////////////////         ////////////////////////
           OECD central governments......................  3794             173,377         ////////////////////////     4.a.(1)
       (2) All other.....................................  3795             184,851         ////////////////////////     4.a.(2)
    b. Credit equivalent amount of off-balance sheet       ////////////////////////         ////////////////////////
       items.............................................  ////////////////////////         3796                   0     4.b.
                                                           ------------------------------------------------------------

--------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

                                 Call Date: 12/31/96  ST-9K: 08-0510  FFIEC 031
                                                                      Page RC-24

Legal Title of Bank:  Norwest Bank Colorado, N.A.
Address:              1740 Broadway
City, State  Zip:     Denver, CO 80274-8604
FDIC Certificate No.: |0|3|0|1|1|

SCHEDULE RC-R--CONTINUED


                                                             --------------------------------------------
                                                                   (Column A)             (Column B)
                                                                     Assets             Credit Equiv-
                                                                    Recorded             alent Amount
                                                                     on the             of Off-Balance
                                                                 Balance Sheet          Sheet Items(1)
                                                             --------------------------------------------
                                 Dollar Amounts in Thousands   RCFD   Bil Mil Thou    RCFD   Bil Mil Thou
---------------------------------------------------------------------------------------------------------
5.  Assets and credit equivalent amounts of off-balance        ///////////////////    ///////////////////
    sheet items assigned to the 20 percent risk category:      ///////////////////    ///////////////////
    a. Assets recorded on the balance sheet:                   ///////////////////    ///////////////////
       (1) Claims conditionally guaranteed by the U.S.         ///////////////////    ///////////////////
           Government and its agencies and other OECD          ///////////////////    ///////////////////
           central governments..............................   3798        541,677    ///////////////////  5.a.(1)
       (2) Claims collateralized by securities issued          ///////////////////    ///////////////////
           by the U.S. Government and its agencies and         ///////////////////    ///////////////////
           other OECD central governments; by securities       ///////////////////    ///////////////////
           issued by U.S. Government-sponsored agencies;       ///////////////////    ///////////////////
           and by cash on deposit...........................   3799         40,282    ///////////////////  5.a.(2)
       (3) All other........................................   3800      3,449,336    ///////////////////  5.a.(3)
    b. Credit equivalent amount of off-balance sheet items..   ///////////////////    3801      1,099,194  5.b.
6.  Assets and credit equivalent amounts of off-balance        ///////////////////    ///////////////////
    sheet items assigned to the 50 percent risk category:      ///////////////////    ///////////////////
    a. Assets recorded on the balance sheet.................   3802        525,891    ///////////////////  6.a.
    b. Credit equivalent amount of off-balance sheet items..   ///////////////////    3803         17,032  6.b.
7.  Assets and credit equivalent amounts of off-balance        ///////////////////    ///////////////////
    sheet items assigned to the 100 percent risk category:     ///////////////////    ///////////////////
    a. Assets recorded on the balance sheet.................   3804      3,018,436    ///////////////////  7.a.
    b. Credit equivalent amount of off-balance sheet items..   ///////////////////    3805        535,505  7.b.
8.  On-balance sheet asset values excluded from the            ///////////////////    ///////////////////
    calculation of the risk-based capital ratio (2).........   3806          5,571    ///////////////////  8.
9.  Total assets recorded on the balance sheet (sum of         ///////////////////    ///////////////////
    items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal     ///////////////////    ///////////////////
    Schedule RC, item 12 plus items 4.b and 4.c)............   3807      7,939,421    ///////////////////  9.
                                                               ------------------------------------------


Memoranda


                                                                                    --------------------
                                                      Dollar Amounts in Thousands   RCFD    Bil Mil Thou
--------------------------------------------------------------------------------------------------------

1.  Current credit exposure across all off-balance sheet derivative                 ////////////////////
    contracts covered by the risk-based capital standards........................   8764               0   M.1.
                                                                                    --------------------


                                               ---------------------------------------------------------------------------
                                                                      With a remaining maturity of
                                               ---------------------------------------------------------------------------
                                                    (Column A)                 (Column B)               (Column C)
                                                 One year or less             Over one year           Over five years
                                                                           through five years
2.  Notional principal amounts of off-         ---------------------------------------------------------------------------
    balance sheet derivative contracts (3):    RCFD  Tril Bil Mil Thou   RCFD  Tril Bil Mil Thou   RCFD  Tril Bil Mil Thou
                                               ---------------------------------------------------------------------------

    a. Interest rate contracts.............    3809                  0   8766                  0   8767                  0  M.2.a.
    b. Foreign exchange contracts..........    3812                  0   8769                  0   8770                  0  M.2.b.
    c. Gold contracts......................    8771                  0   8772                  0   8773                  0  M.2.c.
    d. Other precious metals contracts.....    8774                  0   8775                  0   8776                  0  M.2.d.
    e. Other commodity contracts...........    8777                  0   8778                  0   8779                  0  M.2.e.
    f. Equity derivative contracts.........    A000                  0   A001                  0   A002                  0  M.2.f.
                                               ---------------------------------------------------------------------------

-------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.


                                      34

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

Legal Title of Bank:    Norwest Bank Colorado, N.A.             Call Date:  12/31/96 ST-BK:08-0510 FFIEC 031
Address:                1740 Broadway                                                             Page RC-25
City, State  Zip:       Denver, CO  80274-8604
FDIC Certificate No.:   0 3 0 1 1

         OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
           REPORTED IN THE REPORTS OF CONDITION AND INCOME

             at close of business on December 31, 1996



Norwest Bank Colorado, N.A.         Denver, Colorado
--------------------------------------------------------------------------------
Legal Title of Bank                 City    State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE
POINTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosures; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

--------------------------------------------------------------------------------
No comment / /  (RCON 6979)                                |C471  |  C472  |
                                                            -----------------
BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)

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              --------------------------------------       -------------------
              Signature of Executive Officer of Bank       Date of Signature

                             35

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
                                                                          /36/

              THIS PAGE IS TO BE COMPLETED BY ALL BANKS
--------------------------------------------------------------------------------
            NAME AND ADDRESS OF BANK
                                                                 OMB No. For OCC: 1557-0081
                                                                 OMB No. For FDIC 3064-0052
CALL NO. 198          31      12-31-96                     OMB No. for Federal Reserve: 7100-0036
                                                                  Expiration Date: 3/31/99
STBK:  08-0510 00017  STCERT: 08-03011

NORWEST BANK COLORADO, NATIONAL ASSO                                   SPECIAL REPORT
1740 BROADWAY, M.S. 8729                                        (Dollar Amounts in Thousands)
DENVER, CO  80274
                                                      ------------------------------------------------------
                                                      CLOSE OF BUSINESS   FDIC Certificate Number
                                                      DATE
                                                                          |    |    |    |    |    |  C-700  |
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LOANS TO EXECUTIVE OFFICERS (COMPLETE AS OF EACH CALL REPORT DATE)
----------------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition.
With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition.  Data regarding individual loans or other extensions of credit are not required.  If no such loans or other extensions of credit were made during the period, insert "none" against subitem
(a).  (EXCLUDE THE FIRST $15,000 OF INDEBTEDNESS OF EACH EXECUTIVE OFFICER UNDER BANK CREDIT CARD PLAN.)  See Sections 215.2 and
215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer"
and "extension of credit," respectively.  Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     RCFD
a.  Number of loans made to executive officers since the previous Call Report date ................  3561
                                                                                                     --------------------------- a.
                                                                                                     RCFD
b.  Total dollar amount of above loans (in thousands of dollars) ..................................  3562
                                                                                                     --------------------------- b.
                                                                           -----------------------------------------------------
c.  Range of interest charged on above loans                               RCFD                     RCFD
    (example: 9 3/4% = 9.75)...............................................7701  __  __  __  __  % to 7702   __  __  __  __  |%  c.
                                                                           -----------------------------------------------------
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----------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                             DATE (Month, Day, Year)

/s/ Dennis I. Erickson                                                               1-21-97
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 890.3)              AREA CODE/PHONE NUMBER/EXTENSION
                                                                                     (TEXT 890.4)

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